As filed with the Securities and Exchange Commission on May 13, 1997

                                             Registration No. 33-64364
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM S-6
                       Post-Effective Amendment No. 5 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933

                             ----------------------

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV
                             (Exact name of trust)

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)

                              --------------------

                            RONALD J. BOCAGE, ESQ.
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                              --------------------

                                    Copy to:
                              GARY O. COHEN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036

                              --------------------

It is proposed that this filing become effective(check appropriate box)

 /X/immediately upon filing pursuant to paragraph (b) of Rule 485
 --

 / /on (date) pursuant to paragraph (b) of Rule 485
 --
 / /60 days after filing pursuant to paragraph (a)(1) of Rule 485
 --
 / /on (date) pursuant to paragraph (a)(1) of Rule 485
 --

If appropriate check the following box

 / /this post-effective amendment designates a new effective date for a
 --
previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1996 pursuant to Rule 24f-2 on February 26, 1997.

                             CROSS-REFERENCE TABLE


Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------
1, 2                             Cover, The Account and Series
                                 Fund, John Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and Series Fund,
                                 State Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Policy Provisions and Benefits

10(f)                            Voting Privileges

10(g),(h)                        Changes that John Hancock
                                 Can Make

10(i)                            Appendix--Other Policy
                                 Provisions, The Account and
                                 Series Fund

11, 12                           Summary, The Account and Series
                                 Fund, Distribution of Policies

13                               Charges and expenses,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

14, 15                           Summary, Distribution of
                                 Policies, Premiums

16                               The Account and Series Fund

17                               Summary, Policy
                                 Provisions and Benefits

18                               The Account and Series Fund,
                                 Tax Considerations

19                               Reports

20                               Changes that John Hancock Can Make

21                               Policy Provisions and Benefits

22                               Policy Provisions and Benefits

23                               Distribution of Policies

24                               Not Applicable

25                               John Hancock

26                               Not Applicable

27,28,29,30                      John Hancock, Board
                                 of Directors and Executive
                                 Officers of John Hancock

31,32,33,34                      Not Applicable

35                               John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies,
                                 John Hancock,
                                 Charges and Expenses

42, 43                           Not Applicable

44                               The Account and Series Fund,
                                 Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

45                               Not Applicable

46                               The Account and Series Fund,
                                 Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

47                               Not Applicable

48,49,50                         Not Applicable

51                               Policy Provisions and Benefits,
                                 Appendix--Other Policy
                                 Provisions

52                               The Account and Series Fund,
                                 Changes that John Hancock
                                 Can Make

53,54,55                         Not Applicable

56,57,58,59                      Not Applicable

                                            John Hancock Mutual Life
                                               Insurance Company
                                                          (John Hancock)
[LOGO OF VAIABLE ESTATE PROTECTION
 - JOHN HANCOCK APPEARS HERE]

         FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP INSURANCE POLICY
            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                              John Hancock Place
                          Boston, Massachusetts 02117

                        JOHN HANCOCK SERVICING OFFICE:
                                 P.O. Box 111
                          Boston, Massachusetts 02117

                  TELEPHONE 1-800-REAL LIFE (1-800-732-5543)
                               FAX 617-572-5410

                         PROSPECTUS MAY 13, 1997

  The flexible premium variable life survivorship policy ("Policy") described in this Prospectus can be funded, at the discretion of the Owner, by any of the variable subaccounts of John Hancock Mutual Variable Life Insurance Account UV (the "Account"), by a fixed subaccount (the "Fixed Account"), or by any combination of the Fixed Account and the variable subaccounts (collectively, the "Subaccounts"). The assets of each variable Subaccount will be invested in a corresponding investment portfolio ("Portfolio") of John Hancock Variable Series Trust I, a "series" type mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock") or of M Funds, Inc., a "series" type mutual fund advised by M Financial Investment Advisers, Inc. (collectively, the "Funds"). The assets of the Fixed Account will be invested in John Hancock's general account.

  The Prospectuses for the Funds, which are attached to this Prospectus, describe the investment objectives, policies and risks of investing in the Portfolios of John Hancock Variable Series Trust I: Growth & Income, Large Cap Growth, Sovereign Bond, Money Market, Managed, Real Estate Equity, International Equities, Short-Term U.S. Government, Special Opportunities, Small Cap Growth, Small Cap Value, Mid Cap Growth, Mid Cap Value, International Balanced, International Opportunities, Large Cap Value, Strategic Bond and Equity Index; and in the Portfolios of M Funds, Inc.:
Edinburgh Overseas Equity, Turner Core Growth, Frontier Capital Appreciation, and Enhanced U.S. Equity. (The Enhanced U.S. Equity Portfolio is not currently available to Owners but is expected to be available later in 1997.) Other variable Subaccounts and Portfolios may be added in the future.

  Replacing existing insurance with a Policy described in this Prospectus may not be to your advantage.

  THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT
       VALID UNLESS ATTACHED TO CURRENT PROSPECTUSES FOR THE FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            Page
SUMMARY...................................................................    1
JOHN HANCOCK..............................................................    7
THE ACCOUNT AND SERIES FUNDS..............................................    7
  The Account.............................................................    7
  Series Funds............................................................    8
THE FIXED ACCOUNT.........................................................   11
POLICY PROVISIONS AND BENEFITS............................................   11
  Requirements for Issuance of Policy.....................................   11
  Premiums................................................................   12
  Account Value and Surrender Value.......................................   14
  Policy Split Option.....................................................   15
  Death Benefits..........................................................   15
  Transfers Among Subaccounts.............................................   17
  Telephone Transfers and Policy Loans....................................   17
  Loan Provisions and Indebtedness........................................   18
  Default.................................................................   19
  Exchange Privilege......................................................   19
CHARGES AND EXPENSES......................................................   20
  Charges Deducted from Premiums..........................................   20
  Sales Charge............................................................   20
  Reduced Charges for Eligible Groups.....................................   21
  Charges Deducted from Account Value or Assets...........................   22
  Guarantee of Premiums and Certain Charges...............................   24
DISTRIBUTION OF POLICIES..................................................   24
TAX CONSIDERATIONS........................................................   25
  Policy Proceeds.........................................................   25
  Charge for John Hancock's Taxes.........................................   26
  Policy Split Option.....................................................   27
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK.................   28
REPORTS...................................................................   29
VOTING PRIVILEGES.........................................................   29
CHANGES THAT JOHN HANCOCK CAN MAKE........................................   30
STATE REGULATION..........................................................   30
LEGAL MATTERS.............................................................   31
REGISTRATION STATEMENT....................................................   31
EXPERTS...................................................................   31
FINANCIAL STATEMENTS......................................................   31
APPENDIX--OTHER POLICY PROVISIONS.........................................  A-1
  Settlement Provisions...................................................  A-1
  Additional Insurance Benefits...........................................  A-1
  General Provisions......................................................  A-1
APPENDIX--ILLUSTRATION OF DEATH BENEFITS, SURRENDER VALUES AND ACCUMULATED
 PREMIUMS.................................................................  A-3

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY OTHER JURISDICTION THE POLICY DESCRIBED HEREIN IS AVAILABLE ONLY IN NEW YORK. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                      INDEX OF DEFINED WORDS AND PHRASES

  Below are listed certain words and phrases used in this Prospectus, together with identification of the page on which each is defined or explained:

                                                                            Page
      Account.......................................................           7
      Account Value.................................................           1
      Additional Sum Insured........................................          16
      Age...........................................................         A-2
      Basic Sum Insured.............................................           1
      DAC Tax.......................................................          20
      Death Benefit.................................................          15
      Fixed Account.................................................          11
      Fund.......................................................... Front Cover
      Grace Period..................................................          19
      Guaranteed Minimum Death Benefit..............................          16
      Guaranteed Minimum Death Benefit Premium......................          12
      Indebtedness..................................................          18
      Investment Rule...............................................          13
      Loan Account..................................................          17
      Minimum First Premium.........................................          12
      Planned Premium...............................................          12
      Policy Anniversary............................................         A-2
      Portfolio..................................................... Front Cover
      Servicing Office..............................................           7
      Subaccount.................................................... Front Cover
      Surrender Value...............................................          14
      Target Premium................................................          20
      Total Sum Insured.............................................          16
      Valuation Date................................................          10
      Valuation Period..............................................          10
      Variable Subaccounts..........................................           2
      7-Pay Limit...................................................          13

                                    SUMMARY

WHAT IS THE VARIABLE LIFE POLICY BEING OFFERED?

  John Hancock issues variable life insurance policies. The Policies described in this Prospectus provide life insurance coverage on two insureds, with a death benefit payable only when the last surviving insured dies. The Policies also provide for premium flexibility. John Hancock issues other variable life insurance policies. These other policies are funded by the Account and use the same underlying Fund, but are offered by means of other Prospectuses.

  As explained below, the death benefit and Surrender Value under the Policy may increase or decrease daily. The Policies differ from ordinary fixed-benefit life insurance in the way they work. However, the Policies are like fixed-benefit survivorship life insurance in providing lifetime protection against economic loss resulting from the death of the second of two persons insured. The Policies are primarily insurance and not investments.

  The Policies work generally as follows. A premium payment is periodically made to John Hancock. John Hancock takes from each premium an amount for processing expenses, taxes, and sales expenses. John Hancock then places the rest of the premium into the Subaccounts as directed by the owner of the Policy (the "Owner"). The assets allocated to each variable Subaccount are invested in shares of the corresponding Portfolio of the Funds. The currently available Portfolios are identified on the cover of this Prospectus. The assets allocated to the Fixed Account are invested in the general account of John Hancock. During the year, John Hancock takes charges from each Subaccount and credits or charges each Subaccount with its respective investment performance. The insurance charge, which is deducted from the invested assets attributable to each Policy ("Account Value"), varies monthly with the then attained age of the insureds and with the amount of insurance provided at the start of each month.

  The Policy provides for payment of death benefit proceeds when the last surviving insured dies. The death benefit proceeds will equal the death benefit, plus any additional benefit included by rider and then due, minus any Indebtedness. The death benefit under Option A equals the Total Sum Insured less any withdrawals that the Owner has made. The death benefit under Option B equals the Total Sum Insured plus the Policy Account Value on the date of death of the last surviving insured. Under Option A, the Owner may also elect an Extra Death Benefit feature that may result in a higher death benefit in some cases. The Policy also increases the death benefit if necessary to ensure that the Policy will continue to qualify as life insurance under the Federal tax laws.

  Within limits prescribed by John Hancock, the Owner may also elect whether to purchase the coverage as part of the "Basic Sum Insured" or as an "Additional Sum Insured." The Basic Sum Insured will not lapse during the first ten Policy years, so long as (1) specified Guaranteed Minimum Death Benefit Premiums have been paid, and (2) the Additional Sum Insured is not scheduled to exceed the Basic Sum Insured at any time. The Owner may elect for this Guaranteed Minimum Death Benefit feature to extend beyond ten years. The Additional Sum Insured is subject to lapse, but has certain cost and other advantages.

  The initial Account Value is the amount of the premium that John Hancock credits to the Policy, after deduction of the initial charges. The Account Value increases or decreases daily depending on the investment experience of the Subaccounts to which the amounts are allocated at the direction of the Owner. John Hancock does not guarantee a minimum amount of Account Value. The Owner bears the investment risk for that portion of the Account Value allocated to the variable Subaccounts. The Owner may surrender a Policy at any time while either of the insureds is living. The Surrender Value is the Account Value less any Indebtedness. The Owner may also make partial withdrawals from a Policy, subject to certain restrictions and an administrative charge. If the Owner surrenders in the early Policy years, the amount of Surrender Value would be low (as compared with other investments without sales charges) and, consequently, the insurance protection provided prior to surrender would be costly.

  The minimum Total Sum Insured that may be bought at issue is $1,000,000. All persons insured must meet specified age limits and certain health and other criteria called "underwriting standards." The smoking status of the insureds is generally reflected in the insurance charges made. Policies issued under certain circumstances will not directly reflect the sexes of the insureds in either the premium rates or the charges and values under the Policy.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Premiums are flexible, and the Owner may choose the amount and frequency of premium payments, so long as each premium payment is at least $100 and meets certain other requirements.

  The minimum amount of premium required at the time of Policy issue is determined by John Hancock based on the characteristics of each insured, the Policy's Total Sum Insured at issue, and the Policy options selected by the Owner. Unless the Guaranteed Minimum Death Benefit is in effect, if the Policy Account Value at the beginning of any Policy month is insufficient to pay the monthly policy charges then due, John Hancock will estimate the amount of additional premiums necessary to keep the Policy in force for three months. The Owner will have a 61 day grace period to pay at least that amount or the Policy will lapse.

  At the time of Policy issue, the Owner may designate the amount and frequency of Planned Premium payments. The Owner may pay premiums other than the Planned Premium payments, subject to certain limitations.

  The Policy has a Guaranteed Minimum Death Benefit provision which guarantees that the basic Sum Insured will not lapse during the first ten Policy years if
(1) prescribed amounts of premiums have been paid, based on the characteristics of each insured and the amount of the Basic Sum Insured at issue and (2) any Additional Sum Insured is not scheduled to exceed the Basic Sum Insured at any time. The Owner may at the time of application elect for this feature to be extended beyond the first ten Policy years for an additional charge.

WHAT IS JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV?

  The Account is a separate investment account of John Hancock, operated as a unit investment trust, which supports benefits payable under the Policies. The Account is subdivided into a number of variable Subaccounts, each of which corresponds to one of the Portfolios of the Funds. The assets of each variable Subaccount within the Account are invested in a corresponding Portfolio of the Funds. The Portfolios of the Funds which are currently available are Growth & Income, Large Cap Growth, Sovereign Bond, Money Market, Managed, Real Estate Equity, International Equities, Short-Term U.S. Government, Special Opportunities, Small Cap Growth, Small Cap Value, Mid Cap Growth, Mid Cap Value, International Balanced, International Opportunities, Large Cap Value, Strategic Bond, Equity Index, Edinburgh Overseas Equity, Turner Core Growth, and Frontier Capital Appreciation. The Enhanced U.S. Equity Portfolio is expected to be available later in 1997.

  John Hancock Variable Series Trust I pays John Hancock a fee for providing investment management services to each of its Portfolios. The Fund also pays for certain non-advisory Fund expenses. The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1996 non-advisory expenses that would have been allocated to the Fund under the allocation rules currently in effect.

                                          Other   Total Fund   Other Fund
                            Investment     Fund   Operating  Expenses Absent
       Portfolio          Management Fee Expenses  Expenses  Reimbursement*
       ---------          -------------- -------- ---------- ---------------
Managed.................      0.34%       0.03%     0.37%          N/A
Growth & Income.........      0.25%       0.03%     0.28%          N/A
Equity Index............      0.20%       0.25%     0.45%         1.61%
Large Cap Value.........      0.75%       0.25%     1.00%         1.89%
Large Cap Growth........      0.40%       0.05%     0.45%          N/A
Mid Cap Value...........      0.80%       0.25%     1.05%         2.15%
Mid Cap Growth..........      0.85%       0.25%     1.10%         2.34%
Special Opportunities...      0.75%       0.12%     0.87%          N/A
Real Estate Equity......      0.60%       0.11%     0.71%          N/A
Small Cap Value.........      0.80%       0.25%     1.05%         2.06%
Small Cap Growth........      0.75%       0.25%     1.00%         1.55%
International Balanced..      0.85%       0.25%     1.10%         1.44%
International Equities..      0.60%       0.18%     0.78%          N/A
International Opportuni-
 ties...................      1.00%       0.25%     1.25%         2.76%
Short-Term U.S. Govern-
 ment...................      0.30%       0.25%     0.55%         0.79%
Sovereign Bond..........      0.25%       0.06%     0.31%          N/A
Strategic Bond..........      0.75%       0.25%     1.00%         1.57%
Money Market............      0.25%       0.07%     0.32%          N/A

--------
* John Hancock reimburses a Portfolio when the Portfolio's Other Expenses exceed 0.25% of the Portfolio's average daily net assets.

  M Fund, Inc., pays M Financial Investment Advisers, Inc., ("M Financial") a fee for providing investment management services to each of its Portfolios. M Fund, Inc., also pays for certain non-advisory Fund expenses. The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1996 non-advisory expenses that would have been allocated to the Fund under the allocation rules currently in effect.

                                          Other   Total Fund
                            Investment     Fund   Operating   Other Fund Expenses
       Portfolio          Management Fee Expenses  Expenses  Absent Reimbursement*
       ---------          -------------- -------- ---------- ---------------------
Edinburgh Overseas Equi-
 ty.....................      1.05%       0.25%     1.30%            6.29%
Turner Core Growth**....      0.45%       0.25%     0.70%            8.06%
Frontier Capital Appre-
 ciation**..............      0.90%       0.25%     1.15%            7.29%
Enhanced U.S. Equity....      0.55%       0.25%     0.80%           11.90%

--------

* M Financial reimburses a Portfolio when the Portfolio's Other Expenses exceed 0.25% of the Portfolio's average daily net assets.

** Figures do not reflect interest expense, which is 0.08% for the Turner Core
   Growth Portfolio and 0.05% for the Frontier Capital Appreciation Portfolio.

  For a full description of the Funds, see the prospectuses for the Funds attached to this Prospectus.

WHAT ARE THE CHARGES MADE BY JOHN HANCOCK?

  Premium Processing Charge. A 1.25% charge deducted from each premium payment. This charge will be reduced for Policies with a Total Sum Insured at issue of more than $5,000,000, subject to a minimum charge of .50%.

  State Premium Tax Charge and Federal DAC Tax Charge. Charges deducted from each premium payment, currently 2.35% for state premium taxes and 1.25% as a Federal deferred acquisition cost or "DAC Tax" charge.

  Sales Charge. A charge deducted from each premium payment in the amount of 30% of premiums paid in the first Policy year up to the "target premium" and 3.5% of premiums paid during the first Policy year in excess of that target. The current sales charge in subsequent Policy years on premiums paid up to the target premium generally is: 15% of such premiums in each of years 2 through 5; 10% of such premiums in each of years 6 through 10; 3% of such premiums in years 11 through 20; and 0% of such premiums thereafter. The current sales charge in subsequent Policy years on premiums paid in excess of the target premium is: 3.5% of such excess premiums paid in years 2 through 10; 3% of such excess premiums paid in years 11 through 20; and 0% of such excess premiums paid thereafter. Subject to maximums set forth in the Policy, certain of these charges may be increased after the tenth Policy year.

  Issue Charge. A charge deducted monthly from Account Value in an amount equal to $55.55 for the first 5 Policy years, plus 2c per $1,000 of the Basic Sum Insured at issue for the first 3 Policy years, except that the charge per $1,000 is guaranteed not to exceed $200 per month.

  Administrative Charge. A charge deducted monthly from Account Value in an amount equal to no more than $10 all Policy years plus 3c per $1,000 of the Total Sum Insured at issue (currently $7.50 for all Policy years, plus 1c per $1,000 of the Total Sum Insured at issue for the first 10 Policy years, except that the $7.50 charge currently is zero for any Policy with a Total Sum Insured at issue of at least $5,000,000).

  Insurance Charge. A charge based upon the amount for which John Hancock is at risk, considering the attained age and risk classification of each of the insureds and John Hancock's then current monthly insurance rates (never to exceed rates set forth in the Policy) deducted monthly from Account Value.

  Guaranteed Minimum Death Benefit Charge. If the Guaranteed Minimum Death Benefit option is elected beyond the first 10 Policy years, a maximum charge starting at the beginning of the eleventh Policy year not to exceed 3(cents) per $1,000 (currently 1(cent) per $1,000) of the Basic Sum Insured at issue, deducted monthly from Account Value.

  Charge for Mortality and Expense Risks. A charge deducted daily from the variable Subaccounts at a maximum effective annual rate of .90% of the assets of each variable Subaccount. The current charges are: for a Policy with a Sum Insured at issue of at least $1 million but less than $5 million, .625% of assets; at least $5 million but less than $15 million, .575% of assets; and $15 million or more, .525% of assets.

  Charge for Extra Mortality Risks. An additional charge, depending upon the ages of the insureds and the degree of additional mortality risk, required if either of the insureds does not qualify for the standard underwriting class. This additional charge is deducted monthly from Account Value.

  Charge for Optional Rider Benefits. An additional charge required if the Owner elects to purchase any optional insurance benefits by rider. Any such additional charge may be deducted from premiums when paid or deducted monthly from Account Value.

  Charge for Partial Withdrawal. A charge of $20 made against Account Value at the time of withdrawal.

  See "Charges and Expenses" for a fuller description of the charges under the Policy.

IS THERE A CHARGE AGAINST THE ACCOUNT FOR FEDERAL INCOME TAX?

  Currently no charge is made against any Subaccount for Federal income taxes; but if John Hancock incurs, or expects to incur, income taxes attributable to any Subaccount or this class of Policies in future years, it reserves the right to make a charge. John Hancock expects that it will continue to be taxed as a life insurance company. See "Charge for John Hancock's Taxes."

WHAT IS THE RELATIONSHIP BETWEEN THE PREMIUM AND THE AMOUNT ALLOCATED TO THE SUBACCOUNTS?

  The initial net premium is allocated by John Hancock from its general account to the Money Market Subaccount on the date of issue of the Policy. The initial net premium is the gross Minimum First Premium, plus any additional amount of premium that has been paid prior to the date of issue, less the premium processing charge, and less the charges deducted for sales expenses, state premium taxes, and the Federal DAC Tax. These charges also apply to subsequent premium payments. Twenty days after the date of issue, the amount in the Money Market Subaccount is reallocated among the Subaccounts in accordance with the Owner's election. Net premiums derived from payments received after this reallocation date are allocated, generally on the date of receipt, to one or more of the Subaccounts as elected by the Owner.

HOW ARE AMOUNTS ALLOCATED TO EACH SUBACCOUNT?

  At issue and subsequently thereafter, the Owner will provide us with the rule ("Investment Rule") we will follow to invest net premiums or other amounts in any of the Subaccounts. The Owner may change the Investment Rule under which John Hancock will allocate amounts to Subaccounts. See "Premiums-- Billing, Allocation of Premium Payments (Investment Rule)."

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold through agents who are licensed by state authorities to sell John Hancock's insurance policies. Commissions payable to agents are described under "Distribution of Policies." Sales expenses in any year are not equal to the deduction for sales expenses in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the insureds covered by the Policies.

WHAT IS THE DEATH BENEFIT?

  The death benefit proceeds, payable when the last insured dies, will equal the death benefit of the Policy, plus any additional rider benefits included and then due, minus any Indebtedness. The death benefit payable depends on the Policy's Total Sum Insured and the death benefit option selected by the Owner at the time the Policy is issued, as follows:

      OPTION A: The death benefit equals the Policy's current Total Sum Insured less any withdrawals of Account Value that the Owner has made. (The Sum Total Insured is the Basic Sum Insured plus the amount of any Additional Sum Insured.) If this option is elected, the Owner may also elect an optional Extra Death Benefit feature, under which the death benefit will increase if and when the Policy Account Value exceeds a certain predetermined amount.

      OPTION B: The death benefit is the Policy's current Total Sum Insured plus the Policy Account Value on the date of death of the last surviving insured, and varies in amount based on investment results.

  The death benefit of the Policy under either Option A or Option B will be increased if necessary to ensure that the Policy will continue to qualify as life insurance under the Federal tax law. See "Death Benefits" and "Tax Considerations."

  If the last surviving insured or the younger of two living insureds attains age 100, the Surrender Value otherwise payable on such date will become payable to the beneficiary instead of any death benefit.

  Under the Guaranteed Minimum Death Benefit provision, the Policy is guaranteed not to lapse during the first 10 Policy years, provided the amount of premiums paid, accumulated at 4% interest, minus any withdrawals, also accumulated at 4% interest, is at least equal to the Guaranteed Minimum Death Benefit Premiums, accumulated at 4% interest. For an additional charge, the Owner also may elect for this benefit to continue beyond the tenth Policy year. However, the Guaranteed Minimum Death Benefit will not apply to any Policy if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. The Guaranteed Minimum Death Benefit feature applies only to the Basic Sum Insured and not to any amount of Additional Sum Insured.

HOW DOES THE ACCOUNT VALUE OF A POLICY VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  In general, the Account Value for any day equals the Account Value for the previous day, increased by any net premium placed in the Subaccounts for the Policy, decreased by any charges made against the Account Value and by any partial withdrawal, and increased or decreased by the investment experience of the Subaccounts. No minimum Account Value for the Policy is guaranteed.

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE?

  The Owner may obtain a Policy loan in the maximum amount of 90% of the Surrender Value. Interest charged on any loan will accrue and compound daily at an effective annual rate determined by John Hancock at the start of each Policy year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (see "Loan Provision and Indebtedness") for the calendar month ending two months before the calendar month of the Policy anniversary or (2) 5%. In jurisdictions where a fixed loan rate is applicable, John Hancock will charge interest at an effective annual rate of 5% in the first 20 Policy years and 4.5% thereafter, accrued and compound daily. A loan plus accrued interest ("Indebtedness") may be repaid at the discretion of the Owner in whole or in part in accordance with the terms of the Policy.

  While a loan is outstanding, the rate of interest credited to the Account Value because of the loan will usually be different than the net investment experience of the Subaccounts. Therefore, the Account Value, the Surrender Value and any death benefit above the current Total Sum Insured are permanently affected by any loan.

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Owner may surrender a Policy by delivering or mailing it within 45 days after the date Part A of the application has been completed for both insureds, or within 10 days after receipt of the Policy by the Owner, or within 10 days after mailing by John Hancock of a Notice of Withdrawal Right, whichever is latest, to John Hancock's Servicing Office, or to the agent or agency office through which it was delivered. Coverage under the Policy will be cancelled immediately as of the date of such mailing or delivery. Any premium paid on it will be refunded.

WHAT INVESTMENT TRANSFERS ARE ALLOWED AN OWNER?

  The Owner may transfer the Account Value among the variable Subaccounts or into the Fixed Account at any time. Transfers out of the Fixed Account, however, are subject to restrictions.

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  The benefits under Policies described in this Prospectus are expected to receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed-benefit life insurance policies. Thus, death benefits payable under the Policies will not be included in the beneficiary's gross income. Also, the Owner is not taxed on interest and gains under the Policy unless and until values are actually received through withdrawal, surrender, or other distributions.

  Under Federal tax law, distributions from Policies on which premiums greater than a "7-pay" premium limit (as defined in the law) have been paid, will be subject to special taxation. See Premiums--7-Pay Premium Limit" and "Policy Proceeds" for a discussion of how the "7-pay" premium limit may be exceeded under a Policy. A distribution on such a Policy (called a "modified endowment") will be taxed to the extent there is any income (gain) to the Owner and an additional penalty tax may be imposed on the taxable amount.

                                 JOHN HANCOCK

  John Hancock, a mutual life insurance company chartered in 1862 under Massachusetts law, is authorized to transact a life insurance and annuity business in Massachusetts and all other states. Its Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $59 billion.

                       THE ACCOUNT AND SERIES FUNDS

THE ACCOUNT

  The Account, a separate account established under Massachusetts law in 1993, meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets are the property of John Hancock. Each Policy provides that the portion of the Account's assets equal to the reserves and other liabilities under the Policy shall not be chargeable with liabilities arising out of any other business John Hancock may conduct. In addition to the assets attributable to variable life policies, the Account's assets include assets derived from charges made by John Hancock. From time to time these additional assets may be transferred in cash by John Hancock to its general account. Before making any such transfer, John Hancock will consider any possible adverse impact the transfer might have on any Subaccount. Additional premiums are charged for Policies where the insured is classified as a substandard risk and a portion of these premiums is allocated to the Account.

  The Account is registered with the Securities and Exchange Commission (the "Commission") under the 1940 Act. Such registration does not involve supervision by the Commission of the management or policies of the Account or John Hancock.

  The assets in the variable Subaccounts are invested in the corresponding Portfolio of the Funds, but the assets of one variable Subaccount are not necessarily legally insulated from liabilities associated with another variable Subaccount. New variable Subaccounts may be added or existing variable Subaccounts may be deleted as new Portfolios are added to or deleted from the Funds and made available to Owners.

SERIES FUNDS

  Each Fund is a "series" type of mutual fund registered with the Commission under the 1940 Act as an open-end diversified management investment company. Each Fund serves as the investment medium for the Account and other unit investment trust separate accounts established for other variable life insurance policies and variable annuity contracts. (See the attached Fund Prospectuses for a description of a need to monitor for possible conflicts and other consequences.) A very brief summary of the investment objectives of each Portfolio is set forth below.

  Growth & Income Portfolio. The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and long-term.

  Large Cap Growth Portfolio. The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed by management to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

  Sovereign Bond Portfolio. The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk, through investment primarily in a diversified portfolio of freely marketable debt securities. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation.

  Money Market Portfolio. The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity. It seeks to achieve this objective by investing in a managed portfolio of high quality money market instruments.

  Managed Portfolio. The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other equity investments, in bonds and other fixed income securities and in money market instruments.

  Real Estate Equity Portfolio. The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

  International Equities Portfolio. The investment objective of this Portfolio is to achieve long-term growth of capital by investing primarily in foreign equity securities.

  Short-Term U.S. Government Portfolio. The investment objective of this Portfolio is to provide a high level of current income consistent with the maintenance of principal, through investment in a portfolio of short-term U.S. Treasury securities and U.S. Government agency securities.

  Special Opportunities Portfolio. The investment objective of this Portfolio is to achieve long-term capital appreciation by emphasizing investments in equity securities of issuers in various economic sectors.

  Equity Index Portfolio: The investment objective of this Portfolio is to provide investment results that correspond to the total return to the U.S. market as represented by the S&P 500 utilizing common stocks that are publicly traded in the United States.

  Large Cap Value Portfolio: The investment objective of this Portfolio is to provide substantial dividend income, as well as long-term capital appreciation, through investments in the common stocks of established companies believed to offer favorable prospects for increasing dividends and capital appreciation.

  Mid Cap Growth Portfolio: The investment objective of this Portfolio is to provide long-term growth of capital through a non-diversified portfolio investing largely in common stocks of medium capitalization companies.

  Mid Cap Value Portfolio: The investment objective of this Portfolio is to provide long-term growth of capital primarily through investment in the common stocks of medium capitalization companies believed to sell at a discount to their intrinsic value.

  Small Cap Growth Portfolio: The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of small capitalization emerging growth companies.

  Small Cap Value Portfolio: The investment objective of this Portfolio is to provide long-term growth of capital by investing in a well diversified portfolio of equity securities of small capitalization companies exhibiting value characteristics.

  Strategic Bond Portfolio: The investment objective of this Portfolio is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity, from a portfolio of domestic and international fixed income securities.

  International Opportunities Portfolio: The investment objective of this Portfolio is to provide capital appreciation through investment in common stocks of primarily well-established, non-United States companies.

  International Balanced Portfolio: The investment objective of this Portfolio is to maximize total U.S. dollar return, consisting of capital appreciation and current income through investment in non-U.S. equity and fixed income securities.

  John Hancock acts as the investment manager for the Portfolios described above, and John Hancock's indirectly owned subsidiary, Independence Investment Associates, Inc., with its principal place of business at 53 State Street, Boston, MA 02109, provides sub-investment advice with respect to the Growth & Income, Large Cap Growth, Managed, Real Estate Equity, and Short-Term U.S. Government Portfolios. Another indirectly owned subsidiary, John Hancock Advisers, Inc., located at 101 Huntington Avenue, Boston, MA 02199, provides sub-investment advice with respect to the Sovereign Bond, Small Cap Growth and Special Opportunities Portfolios; John Hancock Advisers and its subsidiary, John Hancock Advisers International, Limited, located at 34 Dover Street, London, England, provide sub-investment advice with respect to the International Equities Portfolio.

  T. Rowe Price Associates, Inc., located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the Large Cap Value Portfolio and its subsidiary, Rowe Price-Fleming International, Inc., also located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the International Opportunities Portfolio.

  State Street Bank & Trust, N.A., at Two International Place, Boston, MA 02110, is the sub-investment adviser to the Equity Index Portfolio. INVESCO Management & Research located at 101 Federal Street, Boston, MA 02110, is the sub-investment adviser to the Small Cap Value Portfolio. Janus Capital Corporation, with its principal place of business at 100 Filmore Street, Denver CO 80206, is the sub-investment adviser to the Mid Cap Growth Portfolio. Neuberger & Berman, LLC of 605 Third Avenue, New York, NY 10158, provides sub-investment advice to the Mid Cap Value Portfolio. J.P. Morgan Investment Management Inc., located at 522 Fifth Avenue, New York, NY 10036, provides sub-investment advice with respect to the Strategic Bond Portfolio and Brinson Partners, Inc., of 209 S. LaSalle Street, Chicago, IL 60604, does likewise with respect to the International Balanced Portfolio.

  Edinburgh Overseas Equity Portfolio: The investment objective of this Portfolio is to provide long-term capital appreciation with reasonable investment risk through active management and investment in common stock and common stock equivalents of foreign issuers. Current income, if any, is incidental.

  Turner Core Growth Portfolio: The investment objective of this Portfolio is to seek long-term capital appreciation through a diversified portfolio of common stocks that show strong earnings potential with reasonable market prices.

  Frontier Capital Appreciation Portfolio: The investment objective of this Portfolio is to seek maximum capital appreciation through investment in common stock of companies of all sizes, with emphasis on stocks of small- to medium-capitalization companies. Importance is placed on growth and price appreciation, rather than income.

  Enhanced U.S. Equity Portfolio. The investment objective of this Portfolio is to provide above market total return through investment in common stock of companies perceived to provide a return higher than that of the S&P 500 at approximately the same level of investment risk as the S&P 500.

  M Financial Investment Advisers, Inc. acts as the investment manager for the three Portfolios described above. Edinburgh Fund Managers PLC provides sub-investment advice to the Edinburgh Overseas Equity Portfolio; Turner Investment Partners, Inc. provides sub-investment advice to the Turner Core Growth Portfolio; Frontier Capital Management Company, Inc. provides sub-investment advice to the Frontier Capital Appreciation Portfolio; and Franklin Portfolio Associates Trust provides sub-investment advice to the Enhanced U.S. Equity Portfolio.

  John Hancock will purchase and redeem Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to a variable Subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid.

  On each Valuation Date, shares of each Portfolio are purchased or redeemed by John Hancock for each variable Subaccount based on, among other things, the amount of net premiums allocated to the variable Subaccount, distributions reinvested, transfers to, from and among variable Subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares. A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

  A full description of each Fund, its investment objectives, policies and restrictions, its charges, expenses and all other aspects of its operation is contained in the attached prospectuses and the statement of additional information referred to therein, which should be read together with this Prospectus.

                               THE FIXED ACCOUNT

  An Owner may allocate premiums to the Fixed Account or transfer all or a part of the Account Value under a Policy to the Fixed Account. The amount so allocated or transferred will become a part of John Hancock's general account assets. John Hancock's general account consists of assets owned by John Hancock other than those in the Account and in other separate accounts that have been or may be established by John Hancock. Subject to applicable law, John Hancock has sole discretion over the investment of assets of the general account, and Owners do not share in the investment experience of those assets. Instead, John Hancock guarantees that the Account Value allocated to the Fixed Account will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account. Transfers from the Fixed Account are subject to certain limitations. See "Transfers Among Subaccounts."

  The Account Value in the Fixed Account is equal to the portion of the net premiums allocated to it, plus any amounts transferred to it and interest credited to it, minus any charges deducted from it or partial withdrawals or amounts transferred from it. John Hancock guarantees that interest credited to the Account Value in the Fixed Account will not be less than an effective annual rate of 4%. John Hancock may, in its sole discretion, credit higher rates although it is not obligated to do so. The Owner assumes the risk that interest credited will not exceed 4% per year. Upon request and in the annual statement, John Hancock will inform Owners of the then-applicable rates. The rate of interest declared with respect to any amount in the Fixed Account may depend on when that amount was first allocated to the Fixed Account.

  Because of exemptive and exclusionary provisions, interests in John Hancock's general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and John Hancock has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

                        POLICY PROVISIONS AND BENEFITS

REQUIREMENTS FOR ISSUANCE OF POLICY

  The Policy is generally available with a minimum Total Sum Insured at issue of $1,000,000 and a minimum Basic Sum Insured of $500,000. At the time of issue, each insured must be age 20 through 80. All persons insured must meet certain health and other criteria called "underwriting standards." The smoking status of each insured is reflected in the insurance charges made. Amounts of coverage that John Hancock will accept under the Policies may be limited by John Hancock's underwriting and reinsurance procedures as in effect from time to time.

  Policies issued under certain circumstances will not directly reflect the sexes of the insureds in either the premium rates or the charges or values under the Policy. Accordingly, the illustrations set forth in this Prospectus are sex distinct and, therefore, do not reflect the sex-neutral rates, charges, or values that would apply to such Policies.

PREMIUMS

  Payment Flexibility. Premiums are flexible. The Owner may choose the amount and frequency of premium payments, so long as each premium payment is at least $100 and meets the other requirements described below.

  Minimum First Premium. The amount of premium required at the time of issue is determined by John Hancock, and depends on the age, sex, smoking status, and underwriting class of each of the insureds at issue, the Total Policy's Sum Insured at issue, and any additional benefits selected. The Minimum First Premium must be received by John Hancock at its Servicing Office in order for the Policy to be in full force and effect. See "Death Benefits." There is no grace period for the payment of the Minimum First Premium.

  Minimum Premiums. If the Policy's Surrender Value at the beginning of any Policy month is insufficient to pay the monthly Policy charges then due, John Hancock will notify the Owner and the Policy will enter a grace period, unless the Guaranteed Minimum Death Benefit is in effect. If premiums sufficient to pay at least three months estimated charges are not paid by the end of the grace period, the Policy will lapse. See "Default."

  Planned Premium Schedule. At the time of issue, the Owner may designate a Planned Premium schedule for the amount and frequency of premium payments. John Hancock will send billing statements for the amount chosen, at the frequency chosen. The Owner may change the Planned Premium after issue. The Owner may also pay a premium in excess of the Planned Premium, subject to the limitations described below. At the time of Policy issuance, John Hancock will determine whether the Planned Premium schedule will exceed the 7-Pay limit discussed below. If so, John Hancock's standard procedures prohibit issuance of the Policy unless the Owner signs a form acknowledging that fact.

  Other Premium Limitations. Federal tax law requires a minimum death benefit in relation to Account Value. See "Death Benefits--Definition of Life Insurance." The death benefit of the Policy will be increased if necessary to ensure that the Policy will continue to satisfy this requirement. Also, as described under "Death Benefits--Optional Extra Death Benefit Feature," the Optional Extra Death Benefit feature may result in a death benefit under Option A that is higher than the Total Sum Insured. If the payment of a given premium will cause the Policy Account Value to increase to such an extent that an increase in death benefit is necessary either to satisfy federal tax law requirements or because of the way the Optional Extra Death Benefit feature operates, John Hancock has the right to not accept the excess portion of that premium payment, or to require evidence of insurability before that portion is accepted. In no event, however, will John Hancock refuse to accept any premium necessary to maintain the Guaranteed Minimum Death Benefit in effect under a Policy.

  Whether or not the Guaranteed Minimum Death Benefit is in effect, John Hancock also reserves the right to limit premium payments above the amount of the cumulative Guaranteed Minimum Death Benefit Premiums. John Hancock will not, however, refuse to accept any premium payment that is required to keep the Policy from lapsing.

  Guaranteed Minimum Death Benefit Premiums. A Guaranteed Minimum Death Benefit feature may apply during the first ten Policy years and, if the Owner has elected, thereafter. See "Death Benefits." The Guaranteed Minimum Death Benefit Premiums required to maintain this benefit in force depend on the issue age, sex, smoking status, and underwriting class of each of the insureds at issue and the Basic Sum Insured at issue. This premium will be higher than the Minimum First Premium and is 85% of the target premium (discussed under "Sales Charge"). To keep the Guaranteed Minimum Death Benefit in effect, the amount of actual premiums paid, accumulated at 4% interest, minus any withdrawals, also accumulated at 4% interest, must at each Policy anniversary be at least equal to the Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4% interest. If this test is not satisfied on any Policy anniversary, a 61-day grace period will commence as of that anniversary and John Hancock will notify the Owner of the shortfall. This notice will be mailed to the Owner's last-known address at least 31 days prior to the end of the grace period. If John Hancock does not receive payment for the amount of the deficiency by the end of the grace period, the Guaranteed Minimum Death Benefit feature will lapse unless and until restored as described under "Default--Reinstatement." The Guaranteed Minimum Death Benefit will not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time.

  Billing, Allocation of Premium Payments (Investment Rule). The Owner may at any time elect to be billed by John Hancock for an amount of premium other than the Guaranteed Minimum Death Benefit Premium. The Owner may also elect to be billed for premiums on an annual, semi-annual or quarterly basis. An automatic check-writing ("premiumatic") program may be available to an Owner interested in making monthly premium payments. All premiums are payable at John Hancock's Servicing Office.

  Any premium payment will be processed by John Hancock as of the end of the Valuation Period in which it is received, unless one of the three exceptions noted below is applicable. Each premium payment will be reduced by the premium processing charge, the state premium tax charge, the sales charge, and the Federal DAC Tax charge. See "Charges and Expenses." The remainder is the net premium.

  The Owner at the time of application must elect an Investment Rule which will allocate net premiums and any credits to any of the Subaccounts. The Owner must select allocation percentages in whole numbers, and the total allocated must equal 100%. The Owner may thereafter change the Investment Rule prospectively at any time. The change will be effective as to any net premiums and credits applied after receipt at John Hancock's Servicing Office of notice satisfactory to John Hancock. Notwithstanding the Investment Rule, any net premium (or portion thereof) credited to Account Value as of a date prior to the end of the Valuation Period (or as of the premium's date of receipt, if later) that includes the 20th day following the date of issue will automatically be allocated to the Money Market Subaccount. At the end of that Valuation Period, the Policy's Account Value will be reallocated automatically among the Subaccounts in accordance with the Investment Rule chosen by the Owner.

  There are three exceptions to the normal practice of processing a premium payment as of the end of the Valuation Period in which it is received:

    (1) A payment received prior to a Policy's date of issue will be processed as if received on the Valuation Date immediately preceding the date of issue.

    (2) If the Minimum First Premium is not received prior to the date of issue, each payment received thereafter will be processed as if received on the Valuation Date immediately preceding the date of issue until all of the Minimum First Premium is received.

    (3) That portion of any premium that we delay accepting as described under "Other Premium Limitations" above, or "7-Pay Premium Limit" below, will be processed as of the end of the Valuation Period in which we accept that amount.

  7-Pay Premium Limit. Federal tax law modifies the tax treatment of certain Policy distributions such as loans, surrenders, partial surrenders, and withdrawals. The application of this modified treatment to any Owner depends upon whether premiums have been paid at any time during the first 7 Policy years that exceed a "7-pay" premium limit as defined in the law. The 7-pay limit is the total of net level premiums that would have been payable at any time for the Policy to be fully paid-up after the payment of 7 level annual premiums. If the total premiums paid exceed the 7-pay limit, the Policy will be treated as a "modified endowment", which means that the Owner will be subject to tax to the extent of any income (gain) on any distributions made from the Policy. A material change in the Policy will result in a new 7-pay limit and test period. A reduction in the Policy's benefits within the 7-year period following issuance of, or a material change in, the Policy may also result in the application of the modified endowment treatment. See "Policy Proceeds" under "Tax Considerations." If John Hancock receives any premium payment that will cause a Policy to become a modified endowment, the excess portion of that premium payment will not be accepted unless the Owner signs an acknowledgment of that fact.

ACCOUNT VALUE AND SURRENDER VALUE

  Amount of Account Value. The Account Value increases or decreases depending upon a number of factors, such as the applicable Subaccount's investment experience, the proportion of the Account Value, invested in each Subaccount and the interest credited to any Loan Account established upon the making of a Policy loan. In general the Account Value for any day equals the Account Value for the previous day, decreased by charges against the Account Value, increased or decreased by the investment experience of the Subaccounts, increased by net premiums received and decreased by any partial withdrawal. No minimum amount of Account Value is guaranteed.

  A Policy loan will not affect the total amount of Account Value at the time the loan is made but will result in a different rate of return being credited to the Loan Account portion of the Account Value.

  Amount of Surrender Value. The Surrender Value will be the Account Value less any Indebtedness.

  When Policy May Be Surrendered. A Policy may be surrendered for its Surrender Value at any time while either of the insureds is living and the Policy is not in a grace period. Surrender takes effect and the Surrender Value is determined as of the end of the Valuation Period in which occurs the later of receipt at John Hancock's Servicing Office of a signed request or the surrendered Policy.

  If a Policy is surrendered during the second Policy year, a portion of the sales charge, equal to 5% of premiums paid in the second Policy year up to one target premium, will be refunded to the Owner.

  Partial Withdrawal of Surrender Value. The Owner may request withdrawal of part of the Surrender Value in accordance with John Hancock's rules then in effect. Any withdrawal must be at least $1,000 and is subject to an administrative charge of $20.

  An Owner may request a partial withdrawal of Surrender Value at any time when at least one of the insureds is still living, provided that the Policy is not in a grace period. This privilege, which reduces the Account Value by the amount of the withdrawal and the associated charge, may not be used to reduce the Account Value below the amount John Hancock estimates will be required to pay three months' charges under the Policy as they fall due. The withdrawal will be effective as of the end of the Valuation Period in which John Hancock receives written notice satisfactory to it at its Servicing Office.

  A withdrawal will reduce any Option A death benefit by the amount withdrawn. John Hancock reserves the right to refuse any withdrawal request that would cause the Policy's death benefit to fall below $1,000,000.

  An amount equal to the Account Value withdrawn will be removed from each Subaccount in the same proportion as the Account Value is then allocated among the Subaccounts. A withdrawal is not a loan and, once made, cannot be repaid.

  A surrender or withdrawal may have significant tax consequences. See "Tax Considerations."

POLICY SPLIT OPTION

  The Owner may elect a rider that permits the Policy's current Total Sum Insured to be split on a "50/50" basis into two other individual life insurance policies on the lives of the insured persons. Such a split will not require evidence of insurability of either insured, but is permitted only upon the insureds' divorce or the occurrence of certain Federal tax law changes. This rider must be elected at the time of application for a Policy, but may be cancelled at any time by the Owner. The monthly charge for the rider is 3c per $1,000 of current Sum Insured. Certain conditions, described in the rider, must be met prior to effecting a Policy split. The rider automatically terminates on the date of death of the first insured to die, the Policy anniversary nearest the older insured's 80th birthday, or the date the Policy terminates, whichever is earliest.

  Tax Considerations. See "Tax Considerations--Policy Split Option", for possible tax consequences of a Policy split under the option described above.

DEATH BENEFITS

  The death benefit proceeds are payable when the last surviving insured dies while the Policy is in effect. The death benefit proceeds will equal the death benefit of the Policy, plus any additional rider benefits then due, minus any Indebtedness. If the last surviving insured dies during a grace period, John Hancock will also deduct any overdue monthly deductions. If the last surviving insured or the younger of two living insureds attains age 100, the Surrender Value otherwise payable on such date will become payable to the beneficiary instead of any death benefit.

  The death benefit payable depends on the current Total Sum Insured and the death benefit option selected by the Owner at the time the Policy is issued, as follows:

      OPTION A: The death benefit equals the current Total Sum Insured, plus any increases in death benefit described below under "Optional Extra Death Benefit Feature" and "Definition of Life Insurance", and reduced by the amount of any partial withdrawals that have been made over the life of the Policy.

      OPTION B: The death benefit is the current Total Sum Insured, plus the Policy Account Value at the end of the Valuation Period in which the last surviving insured dies. This death benefit is a varying amount and fluctuates with the amount of the Account Value. This death benefit is also subject to any increase described below under "Definition of Life Insurance."

The Total Sum Insured is the Basic Sum Insured plus the amount of any Additional Sum Insured (discussed below).

  Owners who prefer to have favorable investment experience reflected in increased insurance coverage should choose Option B. Owners who prefer to have insurance coverage that generally does not vary in amount and lower cost of insurance charges should choose Option A.

  Optional Extra Death Benefit Feature. If Option A is elected, the Owner may also elect an Optional Extra Death Benefit feature. Pursuant to this feature the death benefit under Option A will be no less than the amount of the Policy Account Value at the beginning of the Policy year in which the last surviving insured dies, multiplied by a factor specified in the Policy. The factor is based on the younger insured's age. The Optional Extra Death Benefit feature may result in an Option A death benefit that is higher than the minimum death benefit required under Federal tax law, as described below under "Definition of Life Insurance." Although there is no special charge for the optional Extra Death Benefit feature, the monthly cost of insurance deductions will be based on the amount of death benefit then in effect, including any additional death benefit pursuant to this option. An election of this option must be made at the time of application for the Policy, although the Owner may revoke the election at any time. There may be tax consequences involved, if revoking the Optional Extra Death Benefit feature under Option A causes a reduction in death benefit. See "Tax Considerations--Policy Proceeds."

  Definition of Life Insurance. Federal tax law requires a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. The death benefit of a Policy will be increased if necessary to ensure that the Policy will continue to qualify as life insurance. The higher death benefit amount will be equal to the Policy Account Value on the date of death of the last surviving insured, times a percentage based on the younger insured's age at the beginning of the Policy year of the last surviving insured's death. This percentage, which declines with age, is set out in the Policy. The monthly deductions for the cost of insurance will be based on the amount of death benefit then in effect, including any additional death benefit required to satisfy the definition of life insurance.

  Guaranteed Minimum Death Benefit. During the first 10 Policy years (and thereafter if the Owner elects), the Basic Sum Insured is guaranteed not to lapse, provided (1) the amount of premiums paid through each Policy anniversary, accumulated at 4% interest, minus any withdrawals, also accumulated at 4% interest, is at least equal to the Guaranteed Minimum Death Benefit Premiums accumulated at 4% interest and (2) any Additional Sum Insured under a Policy is not scheduled to exceed the Basic Sum Insured at any time. At any time when this feature is not in force, the death benefit of the Policy is not guaranteed. The election to extend the Guaranteed Minimum Death Benefit beyond ten Policy years must be made at the time of Policy issuance, and the Owner may revoke the election at any time. John Hancock imposes a charge after the tenth Policy year if the Owner elects to extend this benefit.

  Additional Sum Insured. The Owner must purchase an amount of Additional Sum Insured under the Policy equal in amount to the Basic Sum Insured under the Policy. The Basic Sum Insured and Additional Sum Insured generally cannot be increased or decreased after issue, although the Additional Sum Insured may be decreased or, upon application and submission or evidence of insurability, increased on a Policy anniversary. John Hancock may refuse to accept any request to reduce the Additional Sum Insured (a) that would cause the Policy's current Total Sum Insured to fall below $1,000,000 or (b) if immediately following the reduction, the Policy's current death benefit would reflect an increase necessary for the Policy to continue to qualify as life insurance (see "Death Benefits--Definition of Life Insurance") or an increase pursuant to the optional Extra Death Benefit feature. Any change in Additional Sum Insured will become effective at the beginning of the Policy year after John Hancock receives in good order at its Servicing Office all information necessary to process the change, and, in the case of an increase in coverage, approves the change.

  Any decision by the Owner to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences. See "Tax Considerations--Policy Proceeds."

  The Owner may elect among several forms of Additional Sum Insured coverage: a level amount of coverage; an amount of coverage that increases on each Policy anniversary up to a prescribed limit; an amount of coverage that increases on each Policy anniversary equal to the amount of premiums paid during prior Policy years plus the Planned Premium for the current Policy year, subject to certain limits; or a combination of those forms of coverage.

  The amount of any Additional Sum Insured is not included in any Guaranteed Minimum Death Benefit. Therefore, if the Policy's Account Value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the Guaranteed Minimum Death Benefit feature.

  The Additional Sum Insured is limited to 100% of the Basic Sum Insured at issue of the Policy and 400% of the Basic Sum Insured thereafter.

  Temporary Coverage Prior to Policy Delivery. If a specified amount of premium is paid with the application for a Policy, temporary survivorship term coverage may be available prior to the time when coverage under the Policy takes effect. Temporary term coverage under all applications with John Hancock and its affiliates will not exceed $1,000,000, and is subject to the terms and conditions described in the application for a Policy.

TRANSFERS AMONG SUBACCOUNTS

  The Owner may reallocate the amounts held for the Policy in the Subaccounts with no charge at any time, except as noted below. The Owner may either (1) use percentages (in whole numbers) to be transferred among Subaccounts or (2) designate the dollar amount of funds to be transferred among Subaccounts. The reallocation must be such that the total in the Subaccounts after reallocation equals 100% of Account Value. Transfers out of a variable Subaccount will be effective at the end of the Valuation Period in which John Hancock receives at its Servicing Office notice satisfactory to John Hancock.

  Transfers out of the Fixed Account to the variable Subaccounts are permitted only once each Policy year and only during the 31-day period beginning on the Policy anniversary. Transfers out of the Fixed Account may be requested from 60 days before to 30 days after the Policy anniversary. If received on or before the Policy anniversary, requests for transfer out of the Fixed Account will be processed on the Policy anniversary (or the next Valuation Date if the Policy anniversary does not occur on a Valuation Date); if received after the Policy anniversary, they will be processed at the end of the Valuation Period in which John Hancock receives the request at its Servicing Office. (John Hancock reserves the right to defer such Fixed Account transfers for up to six months.) If an Owner requests a transfer out of the Fixed Account 61 days or more prior to the Policy anniversary, that portion of the reallocation will not be processed and the Owner's confirmation statement will not reflect a transfer out of the Fixed Account as to such request. Transfers among variable Subaccounts and transfers into the Fixed Account may be requested at any time. A maximum of 20% of Fixed Account assets or, if greater, $500 may be transferred out of the Fixed Account in any Policy year. Currently, there is no minimum amount limit on transfers out of the Fixed Account, but John Hancock reserves the right to impose such a limit in the future.

  If an Owner requests a change inconsistent with the transfer provisions, the portion of the request inconsistent with the transfer provisions will not be effective. No transfers among subaccounts may be made while the Policy is in a grace period.

TELEPHONE TRANSFERS AND POLICY LOANS

  Once a written authorization is completed by the Owner, the Owner may request a transfer or policy loan by telephoning 1-800-732-5543 or by sending a written request via fax to 1-800-621-0488. Any fax request should include the Owner's name, daytime telephone number, Policy number and, in the case of transfers, the names of the Subaccounts from which and to which money will be transferred. The right to discontinue telephone transactions at any time without notice to Owners is specifically reserved. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  An Owner who authorizes telephone transactions will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which John Hancock reasonably believes to be genuine, unless such loss, expense or cost is the result of John Hancock's mistake or negligence. John Hancock employs procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If JHVLICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instructions.

LOAN PROVISIONS AND INDEBTEDNESS

  Loan Provisions. Loans may be made at any time a Loan Value is available, either of the insureds is alive, and the Policy is not in a grace period. The Owner may borrow money, assigning the Policy as the only security for the loan, by completion of a form satisfactory to John Hancock or, if the telephone transaction authorization form has been completed, by telephone. The Loan Value will be 90% of the Surrender Value. Interest charged on any loan will accrue and compound daily at an effective annual rate determined by John Hancock at the start of each Policy Year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (defined below) for the calendar month ending 2 months before the calendar month of the Policy anniversary or (2) 5%. In jurisdictions where a fixed loan rate is applicable, John Hancock will charge interest at an effective annual rate of 5% in the first 20 Policy years, and 4.5% thereafter, accrued daily. The "Published Monthly Average" means Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc., or if the average is no longer published, a substantially similar average established by the insurance regulator where the Policy is issued.

  The amount of any outstanding loan plus accrued interest is called the "Indebtedness." A loan will not be permitted unless it is at least $500. A loan may be repaid in full or in part at any time before the last surviving insured's death and while the Policy is not in a grace period. When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account and the Fixed Account, as applicable. This amount is allocated to a portion of John Hancock's general account called the "Loan Assets." Each Subaccount will be reduced in the same proportion as the Account Value is then allocated among the Subaccounts. Upon each loan repayment, the same proportionate amount of the entire loan as was borrowed from the Fixed Account will be repaid to the Fixed Account. The remainder of the loan repayment will be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. For example, if the entire loan outstanding is $3,000 of which $1,000 was borrowed from the Fixed Account, then upon a repayment of $1,500, $500 would be allocated to the Fixed Account and the remaining $1,000 would be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. If an Owner wishes any payment to constitute a loan repayment (rather than a premium payment), the Owner must so specify.

  Effect of Loan and Indebtedness. While the Indebtedness is outstanding, that portion of the Account Value that is in Loan Assets is credited with interest at a rate that is 1% less than the loan interest rate for the first 20 Policy years and .5% less than the loan interest rate thereafter. The rate credited the Loan Assets will usually be different than the net return for the Subaccounts. Since Loan Assets and the remaining portion of the Account Value will generally have different rates of investment return, the Account Value, the Surrender Value, and any death benefit above the Total Sum Insured are all permanently affected by any Indebtedness, whether or not it is repaid in whole or in part. The amount of any Indebtedness is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  Whenever the Indebtedness equals or exceeds 90% of the Account Value, the Policy terminates 31 days after notice has been mailed by John Hancock to the Owner and any assignee of record at their last known addresses, specifying the amount that must be paid to keep the Policy in force beyond that period, unless a repayment of at least the amount specified in the notice is made within that period.

   Tax Considerations. If the Policy is a modified endowment at the time a loan is made, that loan may have significant tax consequences. See "Tax Considerations."

DEFAULT

   Premium Grace Period, Default and Lapse. Unless the Guaranteed Minimum Death Benefit is in force, at the beginning of each Policy month, John Hancock determines whether the Account Value, net of any Indebtedness, is sufficient to pay all monthly charges then due under the Policy. If not, the Policy is in default and John Hancock will notify the Owner of the amount estimated to be necessary to pay three months' deductions, and a grace period will be in effect until 61 days after the date the notice was mailed. If John Hancock does not receive payment of at least this amount by the end of the grace period, the Policy will lapse, and any remaining amount owed to the Owner as of the date of lapse will be paid to the Owner.

   If the Guaranteed Minimum Death Benefit is in effect and the Policy provides for an Additional Sum Insured, the grace period and lapse procedures set forth in the preceding paragraph will apply only to the Additional Sum Insured.
Lapse of the Additional Sum Insured can have significant tax consequences. See "Tax Considerations--Policy Proceeds." If the Guaranteed Minimum Death Benefit has been in effect and lapses at the end of a grace period (as described in "Premiums--Guaranteed Minimum Death Benefit Premiums"), the usual default, grace period and lapse procedures described in the preceding paragraph will be applied commencing with the first day of the first Policy month following the lapse of the Guaranteed Minimum Death Benefit.

   The insurance under the Policy continues in full force during any grace period but, if the last surviving insured dies during the grace period, the amount in default is deducted from the death benefit otherwise payable.

   Written notice will be furnished to the Owner at his or her last known address, at least 31 days prior to the end of any grace period, specifying the minimum amount which must be paid to continue the Policy in force on a premium paying basis after the end of the grace period.

   Reinstatement. A lapsed Policy (or a lapsed Additional Sum Insured, if the Basic Sum Insured remains in force or is reinstated) or the Guaranteed Minimum Death Benefit may be reinstated in accordance with the Policy's terms. Evidence of insurability satisfactory to John Hancock will be required (except as to a request to restore the Guaranteed Minimum Death Benefit within 1 year after the beginning of its grace period) and payment of the required premium and charges. The request must be received at John Hancock's Servicing Office within 3 years after the beginning of the grace period (or 5 years if the request relates only to the Guaranteed Minimum Death Benefit). John Hancock reserves the right to refuse Guaranteed Minimum Death Benefit restorations after the first. A reinstatement of the Basic Sum Insured or the Additional Sum Insured may be deemed a material change for Federal income tax purposes. See "Premiums--7-Pay Premium Limit" and "Tax Considerations."

EXCHANGE PRIVILEGE

   The Owner may transfer the entire Account Value under the Policy to the Fixed Account at any time, creating a non-variable policy. The exchange will be effective at the end of the Valuation Period in which John Hancock receives at its Servicing Office notice of the transfer satisfactory to John Hancock.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement.

                             CHARGES AND EXPENSES

CHARGES DEDUCTED FROM PREMIUMS

  In addition to the sales charge (see "Sales Charge" below), the following charges are deducted from premiums:

  Premium Processing Charge. 1.25% of each premium payment will be deducted from each premium payment for collection and Policy processing costs. This charge will be reduced for a Policy with a Sum Insured at issue of more than $5,000,000, subject to a minimum charge equal to .50%. The premium processing charge for these larger Policies will be the greater of .50% or the percentage computed pursuant to the following mathematical formula:

         1.25% x (1[--(Total Sum Insured at Issue--$5,000,000) x .25])
                                  $10,000,000

  State Premium Tax Charge. A charge currently equal to 2.35% of each premium payment will be deducted from each premium payment. The 2.35% rate is the average rate currently expected to be paid on premiums received in all states over the lifetimes of the insureds covered by the Policies. John Hancock will not increase this charge under outstanding Policies, but reserves the right to change this charge for Policies not yet issued in order to correspond with changes in the state premium tax levels.

  Federal DAC Tax Charge. A charge currently equal to 1.25% of each premium payment will be deducted from each premium payment to cover the estimated cost to John Hancock of the Federal income tax treatment of the Policies' deferred acquisition costs--commonly referred to as the "DAC Tax." John Hancock has determined that this charge is reasonable in relation to John Hancock's increased Federal income tax burden under the Internal Revenue Code resulting from the receipt of premiums. John Hancock will not increase this charge under outstanding Policies, but reserves the right, subject to any required regulatory approval, to change this charge for Policies not yet issued in order to correspond with changes in the Federal income tax treatment of the Policies' deferred acquisition costs.

SALES CHARGE

  A charge is made to compensate John Hancock for the cost of selling the Policy. This cost includes agents' commissions, commission overrides, advertising, and the printing of prospectuses and sales literature. The amount of the charge in any Policy year cannot be specifically related to sales expenses for that year. John Hancock expects to recover its total sales expenses over the period the Policies are in effect. To the extent that sales charges are insufficient to cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the Policies, or from John Hancock's general assets. See "Distribution of Policies."

  The sales charge in the first Policy year is equal to 30% of the premiums paid up to one "target premium" and 3.5% of all premiums in excess of the target premium in that year. The target premium is established at issue and is the amount of the level premium that would be necessary to support a whole life insurance policy in the amount of the Basic Sum Insured at the maximum guaranteed cost of insurance rates, assuming deductions or charges for the other policy expenses at the maximum levels guaranteed under the Policy, and a net interest rate of 5%. Target premiums will vary based on the issue age, sex, smoking status and underwriting class of each of the insureds.

  The current sales charge for premiums paid up to one target premium in subsequent Policy years is 15% in years 2 through 5, 10% in years 6 through 10, 3% for years 11 through 20 and 0% thereafter. The current sales charge for premiums paid in excess of the target premium is 3.5% in years 2 through 10, 3% in years 11 through 20 and 0% thereafter.

  The guaranteed maximum sales charges under the Policy are no higher than the current sales charges, except that the guaranteed maximum sales charge for premiums paid up to one target premium is 4% in years 11 through 20 and 3% thereafter and, for premiums paid in excess of one target premium, is 3% after year 20. Because the Policies were first offered only in 1993, sales charges at the lower current rates are not yet applicable under any outstanding Policy.

  Notwithstanding the foregoing, if the younger insured is age 71 or older at the time of Policy issuance, the current and guaranteed sales charge in Policy year 12 and thereafter is 0%.

  An Owner may structure the timing and amount of premium payments to minimize the sales charges deducted from premium payments, although doing so involves certain risks. Paying less than one target premium in the first Policy year or paying more than one target premium in any Policy year could reduce the Owner's total sales charges over time. For example, an Owner, paying ten target premiums of $10,000 each, would pay total sales charges of $14,000 if he paid $10,000 in each of the first ten Policy years, but would pay total sales charges of only $9,750 if he paid $20,000 (i.e., two times the target premium amount) in every other Policy year up to the ninth Policy year. However, delaying the payment of target premiums to later Policy years could increase the risk that the Guaranteed Minimum Death Benefit may lapse and that the Account Value will be insufficient to pay monthly Policy charges as they come due. As a result, the Policy or any Additional Sum Insured may lapse. See "Default." Conversely, accelerating the payment of target premiums to earlier Policy years could cause aggregate premiums paid to exceed the Policy's 7-pay premium limit and, as a result, cause the Policy to become a modified endowment, with adverse tax consequences to the Owner upon receipt of Policy distributions. See "Premiums--7-Pay Premium Limit."

REDUCED CHARGES FOR ELIGIBLE GROUPS

  The sales charge and issue charge (described below) otherwise applicable may be reduced with respect to Policies issued to a class of associated individuals or to a trustee, employer or similar entity where John Hancock anticipates that the sales to the members of the class will result in lower than normal sales or administrative expenses. These reductions will be made in accordance with John Hancock's rules in effect at the time of the application for a Policy. The factors considered by John Hancock in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated persistency of the Policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Policy purchasers in the class and will not be unfairly discriminatory to the interests of any Policy Owner.

CHARGES DEDUCTED FROM ACCOUNT VALUE OR ASSETS

  The following charges are deducted from Account Value or assets:

  Issue Charge. John Hancock will deduct an issue charge from Account Value, currently at the rate of $55.55 per month for the first 5 Policy years, plus 2c per $1,000 of the Total Sum Insured at issue per month for the first 3 Policy years. The charge per $1,000 of Total Sum Insured at issue is guaranted not to exceed $200 per month. Thus, for a Policy with a Total Sum Insured at issue of $1,000,000, the aggregate amount deducted during the first 3 Policy years would be $2,719.80.

  The issue charge is to compensate John Hancock for expenses incurred in connection with the issuance of the Policy, other than sales expenses. Such expenses include medical examinations, insurance underwriting costs and costs incurred in processing applications and establishing permanent Policy records.

  Administrative Charge. John Hancock will deduct from the Account Value a maximum charge of $10 for all Policy years plus 3c per $1,000 of the Total Sum Insured at issue per month. The current monthly charge is $7.50 for all Policy years, plus 1c per $1,000 of the Total Sum Insured at issue for the first 10 Policy years, except that the $7.50 charge currently is zero for any Policy with a Total Sum Insured at issue of at least $5,000,000. Thus, for a Policy with a Total Sum Insured at issue of $1,000,000 and using the current administrative charge, the aggregate amount deducted during the first 10 Policy years would be $2,100.

  This charge is to compensate John Hancock for administrative expenses, including recordkeeping, processing death claims and surrenders, making Policy changes, reporting and other communications to Owners and other similar expense and overhead costs.

  Insurance Charge. The insurance charge deducted monthly from Account Value is based on the attained age of each of the insureds and the amount at risk. The amount at risk is the difference between the current death benefit and the Account Value (after reflecting all charges against the Account Value). The amount of the insurance charge is determined by multiplying John Hancock's then current monthly rate for insurance by the amount at risk.

  Current monthly rates for insurance are based on the sex, age, smoking status and underwriting class of each of the insureds and the length of time the Policy has been in effect. John Hancock will review these rates at least every 5 years, and may change these rates from time to time based on John Hancock's expectations of future experience. However, these rates will never be more than the guaranteed maximum rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables, as set forth in the Policy. The insurance charge is not affected by the death of the first insured to die.

  If an insured's underwriting risk classification has worsened, any subsequently-added Additional Sum Insured coverage may have higher insurance charge rates than the Basic Sum Insured. If an insured's underwriting risk classification has improved, cost of insurance rates on the total Sum Insured may be reduced, as may the target premium with respect to subsequent premium payments.

  Lower current insurance rates are offered at most ages for insureds who qualify as non-smokers. To qualify, an insured must meet additional requirements that relate to smoking habits.

  Guaranteed Minimum Death Benefit Charge. There is no charge for any Guaranteed Minimum Death Benefit during the first 10 Policy years. If the Guaranteed Minimum Death Benefit option is elected for a period beyond the first 10 Policy years, John Hancock deducts a charge from Account Value beginning in the eleventh

Policy year. The maximum monthly charge is 3c per $1000 of the Basic Sum Insured at issue and the current monthly charge is 1c per $1,000 of the Basic Sum Insured at issue. If the Guaranteed Minimum Death Benefit lapses due to failure to pay sufficient premiums, the charge will be discontinued. Because the Policies were first offered only in 1993, no Guaranteed Minimum Death Benefit charge is yet applicable to any Policy at the current rate.

  Charge for Mortality and Expense Risks. A daily charge is deducted from the variable Subaccounts for mortality and expense risks assumed by John Hancock at a maximum effective annual rate of .90% of the value of the assets of each variable Subaccount attributable to the Policy. The effective annual rate of this charge will vary, depending upon the Total Sum Insured at issue. The table below shows the current levels of this charge. This charge begins when amounts under a Policy are first allocated to the Account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefit than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. John Hancock will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.

                                                         Current Charge For
                Total Sum Insured at Issue           Mortality and Expense Risks
                --------------------------           ---------------------------
      $1 million but less than $5 million...........       .625% of assets
      $5 million but less than $15 million..........       .575% of assets
      Greater than $15 million......................       .525% of assets

  Charges for Extra Mortality Risks. An insured who does not qualify for the standard underwriting class must pay an additional charge because of the extra mortality risk. The level of the charge depends upon the ages of the insureds and the degree of extra mortality risk. This additional charge is deducted monthly from Account Value.

  Charges for Optional Rider Benefits. An additional charge must be paid if the Owner elects to purchase any optional insurance benefit by Policy rider. Any such additional charge may be deducted from premiums when paid or deducted monthly from Account Value.

  Charges for Taxes. Currently no charge is made against Account Value for John Hancock's Federal income taxes, but if John Hancock incurs, or expects to incur, income taxes attributable to the Account or this class of Policies in future years, it reserves the right to make a charge, and any charge would affect what the Subaccounts earn. Charges for other taxes, if any, attributable to the Subaccounts may also be made.

  Charge for Partial Withdrawal. John Hancock will deduct a charge in the amount of $20 on a partial withdrawal of Surrender Value, as described under "Account Value and Surrender Value." The charge will be deducted from Account Value. The charge is to compensate John Hancock for the administrative expenses of effecting the withdrawal.

  Fund Investment Management Fees and Other Fund Expenses. The Account purchases shares of the Funds at net asset value, a value which reflects the deduction from the assets of each Fund of its investment management fees and certain non-advisory Fund operating expenses, which are described briefly in the Summary of this Prospectus, and of certain non-advisory operating expenses. For a full description of these deductions, see the attached Prospectuses for the Funds.

  The monthly deductions from Account Value described above are deducted on the date of issue and on the first day of each Policy month thereafter. These deductions are made from the Subaccounts in proportion to the amount of Account Value in each. For each month that John Hancock is unable to deduct any charge because there is insufficient Account Value, the uncollected charges will accumulate and be deducted when and if sufficient Account Value is available.

GUARANTEE OF PREMIUMS AND CERTAIN CHARGES

  The Policy's Guaranteed Minimum Death Benefit Premium is guaranteed not to increase. The premium processing charge, the state premium tax charge, the Federal DAC Tax charge, the issue charge and the charge for partial withdrawals are guaranteed not to increase over the life of the Policy. The administrative charge, the Guaranteed Minimum Death Benefit Charge, the sales charge, the mortality and expense risk charge, and the insurance charge are guaranteed not to exceed the maximums set forth in the Policy.

                           DISTRIBUTION OF POLICIES

  Applications are solicited by agents who are licensed by state insurance authorities to sell John Hancock's Policies and who are also registered representatives ("representatives") of John Hancock Distributors, Inc. ("Distributors"), an indirect wholly-owned subsidiary of John Hancock, located at 197 Clarendon Street, Boston, MA 02117, or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a Policy and each insured's risk classification. Pursuant to a sales agreement among John Hancock, Distributors, JHVLICO, and the Account, Distributors acts as the principal underwriter of the Policies. The sales agreement will remain in effect until terminated upon sixty days' written notice by any party. John Hancock will make the appropriate refund if a Policy ultimately is not issued or is returned under the short-term cancellation provision. Officers and employees of John Hancock are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Distributors' representatives are compensated for sales of the Policies on a commission and service fee basis by Distributors, and John Hancock reimburses Distributors for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the Policies.

  The maximum commission payable to a Distributors representative for selling a Policy is 45% of the target premium paid in the first Policy year, 5% of the target premium paid in the second through fifth Policy years, and 3% of the target premium paid in each year thereafter. The maximum commission on any premium paid in any year in excess of the target premium is 3%.

  In addition, John Hancock's representatives may earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Representatives with less than four years of service with Distributors and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by John Hancock and its affiliates will be eligible for additional compensation.

  Distributors is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc., and is a member of the Securities Investor Protection Corporation. The Policies are also sold through other registered broker-dealers that have entered into selling agreements with Distributors and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Distributors' representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Distributors will compensate the broker-dealers as provided in the selling agreements, and John Hancock will reimburse Distributors for such amounts and for certain other direct expenses in connection with marketing the Policies through other broker-dealers.

  Distributors serves as principal underwriter for other separate accounts registered under the 1940 Act: John Hancock Variable Annuity Accounts U, I and V and John Hancock Variable Life Accounts U, V and S. Distributors is also the principal underwriter for John Hancock Variable Series Trust I.

                              TAX CONSIDERATIONS

  The below description of Federal income tax consequences is only a brief summary and is not intended as tax advice. For further information consult a qualified tax advisor. Federal, state and local tax laws can change from time to time and, as a result, the tax consequences to the Owner and beneficiary may be altered.

POLICY PROCEEDS

  Although the Policy contains provisions not found in fixed benefit life insurance policies, John Hancock believes the Policy will receive the same Federal income and estate tax treatment. Section 7702 of the Internal Revenue Code ("Code") defines life insurance for Federal tax purposes. See "Death Benefits--Definition of Life Insurance." If certain standards are met at issue and over the life of the Policy, the Policy will come within that definition. John Hancock will monitor compliance with these standards. Furthermore, John Hancock reserves the right to make any changes in the Policy necessary to ensure the Policy is within the definition of life insurance.

  If the Policy complies with the definition of life insurance and the investment diversification requirements mentioned below, as John Hancock believes it will, the death benefit under the Policy will be excludable from the beneficiary's gross income under Section 101 of the Code. In addition, increases in Account Value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are actually received through withdrawal, surrender or other distributions.

  A surrender, lapse or partial withdrawal may have tax consequences. For example, the Owner will be taxed on a surrender to the extent that the Account Value exceeds the premiums paid under the Policy, ignoring premiums paid for riders. But under certain circumstances within the first 15 Policy years, the Owner may be taxed on a withdrawal of Policy values even if total withdrawals do not exceed total premiums paid.

  John Hancock also believes that, except as noted below, loans received under the Policy will be treated as indebtedness of an Owner and that no part of any loan will constitute income to the Owner. However, the amount of any loan outstanding will be taxed to the Owner if a Policy lapses.

  Distributions under Policies on which premiums greater than the "7-pay" limit (see "Premiums--7-Pay Premium Limit") have been paid will be treated as distributions from a "modified endowment," which are subject to special taxation based on Federal tax law. The Owner of such a Policy will be taxed on distributions such as loans, surrenders and partial withdrawals to the extent of any income
(gain) to the Owner (income-first basis). The distributions affected will be those made on or after, and within the two year period prior to, the time the Policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on affected income distributed before the Owner attains age 59 1/2.

  Furthermore, any time there is a "material change" in a Policy (such as an increase in Additional Sum Insured, the addition of certain other Policy benefits after issue, or reinstatement of a lapsed Policy), the Policy will be subject to a new "7-pay" test, with the possibility of a tax on distributions if it were subsequently to become a modified endowment. Moreover, if benefits under a Policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits, or Policy termination) during the 7 years in which the 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the Policy will become a modified endowment.

  All modified endowments issued by the same insurer (or affiliates) to the Owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. Your tax advisor should be consulted if you have questions regarding the possible impact of the 7-pay limit on your Policy.

  The Code and Treasury Regulations set forth requirements for the diversification of the investments underlying variable life insurance policies. John Hancock and the Portfolios intend to comply with these requirements with respect to the Policy. Failure to meet these requirements would mean that the Policy would not be treated as a life insurance contract, subjecting the Owner to Federal income tax on the income and gains under the Policy.

  The Treasury Department has said in the past that it may issue a regulation or a ruling prescribing the circumstances in which an Owner's control over investments underlying a variable life insurance policy may cause the Owner, rather than the insurance company, to be treated as the owner of the assets in the Account, with the effect that income and gains from the Account would be included in the Owner's income for Federal income tax purposes. Under current law, we believe that John Hancock, and not the Policy Owner, would be considered the owner of the assets of the Account. However, John Hancock has reserved certain rights to alter the Policy and the investment alternatives of the Account if necessary to comply with any such regulation or ruling.

  The United States Congress and the Treasury Department have in the past and may in the future consider new legislation that, if enacted, could change the Federal tax treatment of life insurance policy income or death benefits. Any such change could have a retroactive effect. We suggest you consult with your legal or tax adviser, if you have any questions about this.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.

CHARGE FOR JOHN HANCOCK'S TAXES

  Except for the DAC Tax charge, John Hancock currently makes no charge for Federal income taxes that may be attributable to this class of Policies. If John Hancock incurs, or expects to incur, income taxes attributable to this class of Policies or any Subaccount in the future, it reserves the right to make a charge for those taxes.

  Under current laws, John Hancock may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes may be made.

POLICY SPLIT OPTION

  An Owner may elect to split a Policy into two other individual life insurance policies, as described under "Policy Split Option." A Policy split could have adverse tax consequences including, but not limited to, the recognition of taxable income in an amount up to any taxable gain in the Policy at the time of the split.

           BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:

   Directors                        Principal Occupation
   ---------                        --------------------
   Samuel W. Bodman       Chairman of the Board and Chief Execu-
                          tive Officer, Cabot Corporation (chemi-
                          cals).
   Nelson S. Gifford      Director, Boston Edison Company (elec-
                          tric utility).
   William L. Boyan       President, John Hancock.
   E. James Morton        Director, formerly Chairman of the
                          Board, John Hancock.
   John F. Magee          Chairman of the Board, Arthur D. Little,
                          Inc. (industrial research and consul-
                          tant).
   John M. Connors, Jr.   President and Chief Executive Officer,
                          Hill, Holliday, Connors, Cosmopoulos,
                          Inc. (advertising).
   Stephen L. Brown       Chairman of the Board and Chief Execu-
                          tive Officer, John Hancock.
   Thomas L. Phillips     Director, formerly Chairman of the
                          Board, Raytheon Company (electronics).
   I. MacAllister Booth   Retired Chairman of the Board and Chief
                          Executive Officer, Polaroid Corporation
                          (photographic products).
   C. Vincent Vappi       Former President and Chief Executive Of-
                          ficer, Vappi & Company, Inc. (construc-
                          tion).
   Randolph W. Bromery    President, Springfield College.
   Robert J. Tarr, Jr.    President, Chief Executive Officer and
                          Chief Operations Officer, Harcourt Gen-
                          eral, Inc. (publishing).
   David F. D'Alessandro  Senior Executive Vice President, John
                          Hancock.
   Joan T. Bok            Chairman of the Board, New England Elec-
                          tric System (electric utility).
   Robert E. Fast         Partner, Hale and Dorr (law firm).
   Foster L. Aborn        Vice Chairman of the Board, John Han-
                          cock.
   Lawrence K. Fish       Chairman and Chief Executive Officer,
                          Citizens Financial Group (banking).


   Directors                        Principal Occupation
   ---------                        --------------------
   Richard F. Syron       Chairman of the Board and Chief Execu-
                          tive Officer, American Stock Exchange.
   Kathleen F. Feldstein  President, Economic Studies Inc. (eco-
                          nomic consulting).
   Michael C. Hawley      President and Chief Operating Officer,
                          The Gillette Company (razors etc.).
   Executive Officers               Principal Occupations
   ------------------               ---------------------
   Diane M. Capstaff      Executive Vice President.
   Thomas E. Moloney      Executive Vice President.
   Richard S. Scipione    General Counsel.
   Bruce E. Skrine        Senior Vice President, Counsel and Sec-
                          retary.

  The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

                                    REPORTS

  At least once each Policy year a statement will be sent to the Owner setting forth the amount of the death benefit, Basic Sum Insured, Additional Sum Insured, Account Value, the portion of the Account Value in each Subaccount, Surrender Value, premiums received and charges deducted from premiums since the last report, and any outstanding Policy loan (and interest charged for the preceding Policy year) as of the last day of such year. Moreover, confirmations will be furnished to Owners of premium payments, transfers among Subaccounts, Policy loans, partial withdrawals and certain other Policy transactions.

  Owners will be sent semiannually a report containing the financial statements of the Funds, including a list of securities held in each Portfolio.

                               VOTING PRIVILEGES

  All of the assets in the variable Subaccounts of the Account are invested in shares of the corresponding Portfolios of the Funds. John Hancock will vote the shares of each of the Portfolios of the Funds which are deemed attributable to qualifying variable life insurance policies and variable annuity contracts at regular and special meetings of the Funds' shareholders in accordance with instructions received from owners of such policies or contracts. Shares of the Funds held in the Account which are not attributable to such policies and contracts and shares for which instructions from owners are not received will be represented by John Hancock at the meeting and will be voted for and against each matter in the same proportions as the votes based upon the instructions received from the owners of all such policies and contracts.

  The number of Fund shares held in each variable Subaccount deemed attributable to each owner is determined by dividing the amount of a Policy's Account Value held in the variable Subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that variable Subaccount are invested. Fractional votes will be counted. The number of shares as to which the owner may give instructions will be determined as of the record date for the Funds' meeting.

  Owners of Policies may give instructions regarding the election of the Board of Trustees of the Fund, ratification of the selection of independent auditors, approval of Fund investment advisory agreements and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by John Hancock in order that voting instructions may be given.

  John Hancock may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to change the investment objectives of the Portfolios or to approve or disapprove an investment advisory or underwriting contract for a Fund. John Hancock also may disregard voting instructions in favor of changes initiated by an owner or a Fund's Board of Trustees in an investment policy, investment adviser or principal underwriter of the Fund, if John Hancock (i) reasonably disapproves of such changes and (ii) in the case of a change of investment policy or investment adviser, makes a good-faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a variable Subaccount's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of John Hancock or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the variable Subaccount. In the event John Hancock does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to owners.

                      CHANGES THAT JOHN HANCOCK CAN MAKE

  The voting privileges described in this Prospectus are afforded based on John Hancock's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, John Hancock reserves the right to proceed in accordance with any such revised requirements. John Hancock also reserves the right, subject to compliance with applicable law, including approval of owners if so required,
(1) to transfer assets determined by John Hancock to be associated with the class of policies to which the Policies belong from the Account to another separate account or variable Subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the Portfolio shares held by a Subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. John Hancock would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

                               STATE REGULATION

  John Hancock is subject to regulation and supervision by the Massachusetts Commissioner of Insurance who periodically examines its affairs. It also is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business.

  John Hancock is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this Prospectus have been passed on by Ronald J. Bocoge, Vice President and Counsel for John Hancock. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised John Hancock on certain Federal securities law matters in connection with the Policies.

                            REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Commission. More details may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of John Hancock and the Account included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Deborah
A. Poppel, F.S.A., an Actuary of John Hancock.

                             FINANCIAL STATEMENTS

  The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the Policies.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

                    Large Cap   Sovereign  International Small Cap  International  Mid Cap   Large Cap     Money     Mid Cap
                     Growth       Bond       Equities      Growth     Balanced      Growth     Value      Market      Value
                   Subaccount  Subaccount   Subaccount   Subaccount  Subaccount   Subaccount Subaccount Subaccount  Subaccount
                   ----------- ----------- ------------- ---------- ------------- ---------- ---------- ----------- ----------
ASSETS
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........  $12,863,129 $52,753,269  $3,757,643    $257,053     $32,766     $165,152   $104,532  $ 9,960,187  $228,427
Investments in
 shares of
 portfolios of M
 Fund, Inc., at
 value...........          --          --          --          --          --           --         --           --        --
Policy loans and
 accrued interest
 receivable......    1,217,789   9,183,115     205,660         --          --           --         --     2,124,205       --
Receivable from:
 John Hancock
  Variable Series
  Trust I........        5,468      46,420       2,024       6,728          83        3,468     12,908       95,672     3,265
 M Fund, Inc.....          --          --          --          --          --           --         --           --        --
                   ----------- -----------  ----------    --------     -------     --------   --------  -----------  --------
 Total assets....   14,086,386  61,982,804   3,965,327     263,781      32,849      168,620    117,440   12,180,064   231,692
LIABILITIES
Payable to John
 Hancock Variable
 Life Insurance
 Company.........        5,244      45,466       1,962       6,724          82        3,466     12,906       96,772     3,261
Asset charges
 payable.........          224         954          62           4           1            2          2          186         4
                   ----------- -----------  ----------    --------     -------     --------   --------  -----------  --------
Total
 liabilities.....        5,468      46,420       2,024       6,728          83        3,468     12,908       96,958     3,265
                   ----------- -----------  ----------    --------     -------     --------   --------  -----------  --------
Net assets.......  $14,080,918 $61,936,384  $3,963,303    $257,053     $32,766     $165,152   $104,532  $12,083,106  $228,427
                   =========== ===========  ==========    ========     =======     ========   ========  ===========  ========
                      Special    Real Estate
                   Opportunities   Equity
                    Subaccount   Subaccount
                   ------------- -----------
ASSETS
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........   $2,981,726   $3,453,171
Investments in
 shares of
 portfolios of M
 Fund, Inc., at
 value...........          --           --
Policy loans and
 accrued interest
 receivable......          --       191,332
Receivable from:
 John Hancock
  Variable Series
  Trust I........        9,468       71,976
 M Fund, Inc.....          --           --
                   ------------- -----------
 Total assets....    2,991,193    3,716,479
LIABILITIES
Payable to John
 Hancock Variable
 Life Insurance
 Company.........        9,419       71,915
Asset charges
 payable.........           49           58
                   ------------- -----------
Total
 liabilities.....        9,468       71,973
                   ------------- -----------
Net assets.......   $2,981,726   $3,644,506
                   ============= ===========

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

DECEMBER 31, 1996

                                            Short-Term                                                   Turner     Edinburgh
                     Growth &                  U.S.     Small Cap  International   Equity   Strategic     Core    International
                      Income      Managed   Government    Value    Opportunities   Index       Bond      Growth      Equity
                    Subaccount  Subaccount  Subaccount  Subaccount  Subaccount   Subaccount Subaccount Subaccount  Subaccount
                   ------------ ----------- ----------- ---------- ------------- ---------- ---------- ---------- -------------
ASSETS
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........  $147,820,489 $70,927,719 $25,065,342  $64,908     $145,273     $235,875   $13,218    $   --       $   --
Investments in
 shares of
 portfolios of
 M Fund, Inc., at
 value...........           --          --          --       --           --           --        --      28,792       88,903
Policy loans and
 accrued interest
 receivable......    21,886,336   9,676,484         --       --           --           --        --         --           --
Receivable from:
 John Hancock
  Variable Series
  Trust I........        43,492      21,493         467        1        6,018            4        47        --           --
 M Fund, Inc. ...           --          --          --       --           --           --        --         --             1
                   ------------ ----------- -----------  -------     --------     --------   -------    -------      -------
 Total assets....   169,750,317  80,625,696  25,065,809   64,909      151,291      235,879    13,265     28,792       88,904
LIABILITIES
Payable to John
 Hancock Variable
 Life Insurance
 Company.........        40,849      20,919          55      --         6,016          --         47        --           --
Asset charges
 payable.........         2,643       1,259         412        1            2            4       --         --             1
                   ------------ ----------- -----------  -------     --------     --------   -------    -------      -------
Total
 liabilities.....        43,492      22,178         467        1        6,018            4        47        --             1
                   ------------ ----------- -----------  -------     --------     --------   -------    -------      -------
Net assets.......  $169,706,825 $80,603,518 $25,065,342  $64,908     $145,273     $235,875   $13,218    $28,792      $89,903
                   ============ =========== ===========  =======     ========     ========   =======    =======      =======
                     Frontier
                     Capital
                   Appreciation
                    Subaccount
                   ------------
ASSETS
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........    $    --
Investments in
 shares of
 portfolios of
 M Fund, Inc., at
 value...........     159,209
Policy loans and
 accrued interest
 receivable......         --
Receivable from:
 John Hancock
  Variable Series
  Trust I........         --
 M Fund, Inc. ...           3
                   ------------
 Total assets....     159,212
LIABILITIES
Payable to John
 Hancock Variable
 Life Insurance
 Company.........         --
Asset charges
 payable.........           3
                   ------------
Total
 liabilities.....           3
                   ------------
Net assets.......    $159,209
                   ============

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF OPERATIONS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                     Large Cap Growth Subaccount        Sovereign Bond Subaccount         International Equities Subaccount
                   -------------------------------  ------------------------------------  ---------------------------------
                      1996       1995      1994        1996         1995        1994         1996       1995       1994
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------------------------------
Investment in-
 come:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........  $1,905,476 $  754,115 $ 288,656  $ 3,765,421  $3,504,747  $ 2,780,967  $   42,110 $   29,692 $    32,660
 M Fund, Inc. ...         --         --        --           --          --           --          --         --          --
 Interest income
  on policy
  loans..........      83,974     67,279    54,175      678,580     641,677      622,042      13,158      9,853       7,477
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------- ---------- -----------
 Total investment
  income.........   1,989,450    821,394   342,831    4,444,001   4,146,424    3,403,009      55,268     39,545      40,137
Expenses:
 Mortality and
  expense risks..      69,829     48,056    31,565      325,346     286,349      257,251      19,834     15,495       9,653
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------- ---------- -----------
Net investment
 income (loss)...   1,919,621    773,338   311,266    4,118,655   3,860,075    3,145,758      35,434     24,050      30,484
Net realized and
 unrealized gain
 (loss) on in-
 vestments:
 Net realized
  gain (loss)....     145,304     23,090   (35,449)    (169,158)   (127,733)    (215,268)     25,854     14,367      11,225
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........       3,756  1,225,784  (298,196)  (1,418,707)  4,205,161   (3,583,940)    217,574    164,490    (159,108)
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------- ---------- -----------
Net realized and
 unrealized gain
 (loss) on
 investments.....     149,060  1,248,874  (333,645)  (1,587,865)  4,077,428   (3,799,208)    243,428    178,857    (147,883)
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------- ---------- -----------
Net increase (de-
 crease) in net
 assets resulting
 from operations.  $2,068,681 $2,022,212 $ (22,379) $ 2,530,790  $7,937,503  $  (653,450) $  278,862 $  202,907 $  (117,399)
                   ========== ========== =========  ===========  ==========  ===========  ========== ========== ===========
                   Small Cap  International
                     Growth     Balanced
                   Subaccount  Subaccount
                   ---------- -------------
                     1996*        1996*
                   ---------- -------------
Investment in-
 come:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........   $   160      $  734
 M Fund, Inc. ...       --          --
 Interest income
  on policy
  loans..........       --          --
                   ---------- -------------
 Total investment
  income.........       160         734
Expenses:
 Mortality and
  expense risks..       538          81
                   ---------- -------------
Net investment
 income (loss)...      (378)        653
Net realized and
 unrealized gain
 (loss) on in-
 vestments:
 Net realized
  gain (loss)....      (690)          9
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........    (5,174)        899
                   ---------- -------------
Net realized and
 unrealized gain
 (loss) on
 investments.....    (5,864)        908
                   ---------- -------------
Net increase (de-
 crease) in net
 assets resulting
 from operations.   $(6,242)     $1,561
                   ========== =============

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                   Mid Cap Growth Large Cap Value                              Mid Cap Value
                     Subaccount     Subaccount      Money Market Subaccount     Subaccount   Special Opportunities Subaccount
                   -------------- --------------- ---------------------------- ------------- ------------------------------------
                       1996*           1996*         1996      1995     1994       1996*        1996        1995      1994**
                   -------------- --------------- ---------- -------- -------- ------------- ----------- ----------- ------------
Investment in-
 come:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........      $  411         $2,056      $1,073,915 $810,091 $284,469    $ 5,010    $   114,600 $    22,718 $     746
 M Fund, Inc.....         --             --              --       --       --         --             --          --        --
 Interest income
  on policy loans         --             --          160,206  155,058  148,601        --             --          --        --
                       ------         ------      ---------- -------- --------    -------    ----------- ----------- ---------
 Total investment
  income.........         411          2,056       1,234,121  965,149  433,070      5,010        114,600      22,718       746
Expenses:
 Mortality and
  expense risks..         292            218         134,461   96,074   52,620        572         10,841       3,017       289
                       ------         ------      ---------- -------- --------    -------    ----------- ----------- ---------
 Net investment
  income.........         119          1,838       1,099,660  869,075  380,450      4,438        103,759      19,701       457
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized
  gain (loss)....         (17)           588             --       --       --       8,413         81,916       9,743        77
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........       1,684          4,787             --       --       --      14,211        264,010     126,004    (1,412)
                       ------         ------      ---------- -------- --------    -------    ----------- ----------- ---------
 Net realized and
  unrealized gain
  (loss) on
  investments....       1,667          5,375             --       --       --      22,624        345,926     135,747    (1,335)
                       ------         ------      ---------- -------- --------    -------    ----------- ----------- ---------
Net increase
 (decrease) in
 net assets
 resulting from
 operations......      $1,786         $7,213      $1,099,660 $869,075 $380,450    $27,062    $   449,685 $   155,448 $    (878)
                       ======         ======      ========== ======== ========    =======    =========== =========== =========

 *From May 1, 1996 (commencement of operations).
**From May 6, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                               Growth & Income
                     Real Estate Equity Subaccount               Subaccount                       Managed Subaccount
                     ------------------------------  -----------------------------------  -------------------------------------
                       1996      1995       1994        1996        1995        1994         1996         1995         1994
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Investment in-
 come:
 Distributions re-
 ceived from:
  John Hancock
  Variable Series
  Trust I.........   $ 177,243 $ 153,495  $  99,568  $18,406,284 $10,687,455 $ 5,320,942  $ 8,705,892  $ 5,946,035  $ 2,136,167
  M Fund, Inc.....         --        --         --           --          --          --           --           --           --
 Interest income
 on policy loans..      13,041    12,322     10,386    1,562,266   1,397,618   1,289,505      705,413      626,984      554,232
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Total investment
 income...........     190,284   165,817    109,954   19,968,550  12,085,073   6,610,447    9,411,305    6,573,019    2,690,399
 Expenses:
 Mortality and ex-
 pense risks......      16,931    13,502      9,807      842,055     646,807     529,971      426,946      356,869      299,763
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Net investment
 income...........     173,352   152,315    100,147   19,126,495  11,438,266   6,080,476    8,984,359    6,216,150    2,390,636
 Net realized and
 unrealized gain
 (loss) on invest-
 ments:
 Net realized gain
 (loss)...........      39,891   (39,490)   (17,561)     820,430      85,385    (249,230)     230,806       (6,127)    (182,296)
 Net unrealized
 appreciation
 (depreciation)
 during the year..     637,301   155,992    (47,683)   4,555,481  17,351,805  (5,560,223)  (2,103,918)   7,134,666   (2,984,103)
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Net realized and
 unrealized gain
 (loss) on invest-
 ments............     677,192 $ 116,502    (65,244)   5,375,911  17,437,190  (5,809,453)  (1,873,112)   7,128,539   (3,166,399)
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Net increase
 (decrease) in net
 assets resulting
 from operations..   $ 850,544 $ 268,817  $  34,903  $24,502,406 $28,875,456 $   271,023  $ 7,111,247  $13,344,689  $  (775,763)
                     ========= =========  =========  =========== =========== ===========  ===========  ===========  ===========
                           Short-Term
                        U.S. Government      Small Cap Value
                           Subaccount          Subaccount
                     ----------------------- ---------------
                       1996    1995  1994**       1996*
                     -------- ------ ------- ---------------
 Investment in-
 come:
 Distributions re-
 ceived from:
  John Hancock
  Variable Series
  Trust I.........   $201,830 $2,749 $ 239       $1,653
  M Fund, Inc.....        --     --    --           --
 Interest income
 on policy loans..        --     --    --           --
                     -------- ------ ------- ---------------
 Total investment
 income...........    201,830  2,749   239        1,653
 Expenses:
 Mortality and ex-
 pense risks......     15,305    295    22          128
                     -------- ------ ------- ---------------
 Net investment
 income...........    186,525  2,454   217        1,525
 Net realized and
 unrealized gain
 (loss) on invest-
 ments:
 Net realized gain
 (loss)...........        577    477    (6)          11
 Net unrealized
 appreciation
 (depreciation)
 during the year..    225,129  1,735  (282)       2,702
                     -------- ------ ------- ---------------
 Net realized and
 unrealized gain
 (loss) on invest-
 ments............    225,706  2,212  (288)       2,713
                     -------- ------ ------- ---------------
 Net increase
 (decrease) in net
 assets resulting
 from operations..   $412,231 $4,666 $ (71)      $4,238
                     ======== ====== ======= ===============

 * From May 1, 1996 (commencement of operations).
** From May 1, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                     International                                                     Edinburgh             Frontier
                     Opportunities Equity Index Strategic Bond Turner Core Growth International Equity Capital Appreciation
                      Subaccount    Subaccount    Subaccount       Subaccount          Subaccount           Subaccount
                         1996*        1996*         1996*            1996*               1996*                1996*
                     ------------- ------------ -------------- ------------------ -------------------- --------------------
Investment income:
 Distributions re-
  ceived from:
 John Hancock Vari-
  able Series Trust
  I................     $  482       $ 4,958         $539            $  --              $   --                $  --
 M Fund, Inc.......        --            --           --                958                 510                  --
 Interest income on
  policy loans.....        --            --           --                --                  --                   --
                        ------       -------         ----            ------             -------               ------
 Total investment
  income...........        482         4,958          539               958                 510                  --
Expenses:
 Mortality and ex-
  pense risks......        295           287           30                83                 173                  477
                        ------       -------         ----            ------             -------               ------
 Net investment in-
  come (loss)......        187         4,671          509               875                 337                 (477)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss)...........         57           620           36                48                 (91)               6,683
 Net unrealized ap-
  preciation (de-
  preciation) dur-
  ing the year.....      7,271         6,278            8               784              (1,056)               1,317
                        ------       -------         ----            ------             -------               ------
 Net realized and
  unrealized gain
  (loss) on
  investments......      7,328         6,898           44               832              (1,147)               8,000
                        ------       -------         ----            ------             -------               ------
Net increase
 (decrease) in net
 assets resulting
 from operations...     $7,515       $11,569         $553            $1,707             $  (810)              $7,523
                        ======       =======         ====            ======             =======               ======

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                      Large Cap Growth Subaccount             Sovereign Bond Subaccount
                   ------------------------------------  -------------------------------------
                      1996         1995         1994        1996         1995         1994
                   -----------  -----------  ----------  -----------  -----------  -----------
Increase (de-
 crease) in net
 assets from op-
 erations:
 Net investment
  income (loss)..  $ 1,919,621  $   773,338  $  311,266  $ 4,118,655  $ 3,860,075  $ 3,145,758
 Net realized
  gain (loss)....      145,304       23,090     (35,449)    (169,158)    (127,733)    (215,268)
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........        3,756    1,225,784    (298,196)  (1,418,707)   4,205,161   (3,583,940)
                   -----------  -----------  ----------  -----------  -----------  -----------
 Net increase
  (decrease) in
  net assets re-
  sulting from
  operations.....    2,068,681    2,022,212     (22,379)   2,530,790    7,937,503     (653,450)
From policyholder
 transactions:
 Net premiums
  from
  policyholders..    4,588,842    3,921,962   3,110,357   12,282,665    8,741,178    9,292,171
 Net benefits to
  policyholders..   (3,100,493)  (2,170,453) (1,704,646)  (8,373,358)  (8,117,059)  (8,795,613)
 Net increase in
  policy loans...      174,445      181,384     187,506      344,564      344,088      454,821
                   -----------  -----------  ----------  -----------  -----------  -----------
Net increase in
 net assets from
 policyholder
 transactions....    1,662,794    1,932,893   1,593,217    4,253,871      968,207      951,379
                   -----------  -----------  ----------  -----------  -----------  -----------
 Net increase in
  net assets.....    3,731,475    3,955,105   1,570,838    6,784,661    8,905,710      297,929
Net assets at be-
 ginning of year.   10,349,443    6,394,338   4,823,500   55,151,723   46,246,013   45,948,084
                   -----------  -----------  ----------  -----------  -----------  -----------
Net assets at end
 of year.........  $14,080,918  $10,349,443  $6,394,338  $61,936,384  $55,151,723  $46,246,013
                   ===========  ===========  ==========  ===========  ===========  ===========
                                                        Small Cap  International
                                                          Growth     Balanced
                   International Equities Subaccount    Subaccount  Subaccount
                   ------------------------------------ ---------- -------------
                      1996         1995        1994       1996*        1996*
                   ------------ ----------- ----------- ---------- -------------
Increase (de-
 crease) in net
 assets from op-
 erations:
 Net investment
  income (loss)..  $    35,434  $   24,050  $   30,484   $   (378)    $   653
 Net realized
  gain (loss)....       25,854      14,367      11,225       (690)          9
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........      217,574     164,490    (159,108)    (5,174)        899
                   ------------ ----------- ----------- ---------- -------------
 Net increase
  (decrease) in
  net assets re-
  sulting from
  operations.....      278,862     202,907    (117,399)    (6,242)      1,561
From policyholder
 transactions:
 Net premiums
  from
  policyholders..    1,691,043   1,439,112   1,997,179    276,720      32,725
 Net benefits to
  policyholders..   (1,137,159)   (927,937)   (636,005)   (13,425)     (1,520)
 Net increase in
  policy loans...       47,823      27,649      54,609        --          --
                   ------------ ----------- ----------- ---------- -------------
Net increase in
 net assets from
 policyholder
 transactions....      601,707     538,824   1,415,783    263,295      31,205
                   ------------ ----------- ----------- ---------- -------------
 Net increase in
  net assets.....      880,569     741,731   1,298,384    257,053      32,766
Net assets at be-
 ginning of year.    3,082,734   2,341,003   1,042,619        --          --
                   ------------ ----------- ----------- ---------- -------------
Net assets at end
 of year.........  $ 3,963,303  $3,082,734  $2,341,003   $257,053     $32,766
                   ============ =========== =========== ========== =============

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                   Mid Cap Growth Large Cap Value                                         Mid Cap Value
                     Subaccount     Subaccount          Money Market Subaccount            Subaccount
                   -------------- --------------- --------------------------------------  -------------
                       1996*           1996*          1996         1995         1994          1996*
                   -------------- --------------- ------------  -----------  -----------  -------------
Increase (de-
 crease) in net
 assets from op-
 erations:
 Net investment
  income.........     $    119       $  1,838     $  1,099,660  $   869,075  $   380,450    $  4,438
 Net realized
  gain (loss)....          (17)           588              --           --           --        8,413
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........        1,684          4,787              --           --           --       14,211
                      --------       --------     ------------  -----------  -----------    --------
 Net increase
  (decrease) in
  net assets re-
  sulting from
  operations.....        1,786          7,213        1,099,660      869,075      380,450      27,062
From policyholder
 transactions:
 Net premiums
  from policy-
  holders........      172,848        107,940       34,216,886   13,611,860    2,450,447     284,225
 Net benefits to
  policyholders..       (9,482)       (10,621)     (44,096,427)  (2,969,848)  (2,597,488)    (82,860)
 Net increase
  (decrease) in
  policy loans...          --             --          (134,332)     149,842       25,104         --
                      --------       --------     ------------  -----------  -----------    --------
Net increase (de-
 crease) in net
 assets from pol-
 icyholder trans-
 actions.........      163,366         97,319      (10,013,873)  10,791,854     (121,937)    201,365
                      --------       --------     ------------  -----------  -----------    --------
 Net increase
  (decrease) in
  net assets.....      165,152        104,532       (8,914,213)  11,660,929      258,513     228,427
Net assets at be-
 ginning of year.          --             --        20,997,319    9,336,390    9,077,877         --
                      --------       --------     ------------  -----------  -----------    --------
Net assets at end
 of year.........     $165,152       $104,532     $ 12,083,106  $20,997,319  $ 9,336,390    $228,427
                      ========       ========     ============  ===========  ===========    ========
                   Special Opportunities Subaccount
                   -----------------------------------
                      1996         1995      1994**
                   ------------ ----------- ----------
Increase (de-
 crease) in net
 assets from op-
 erations:
 Net investment
  income.........  $   103,759  $   19,701  $     457
 Net realized
  gain (loss)....       81,916       9,743         77
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........      264,010     126,004     (1,412)
                   ------------ ----------- ----------
 Net increase
  (decrease) in
  net assets re-
  sulting from
  operations.....      449,685     155,448       (878)
From policyholder
 transactions:
 Net premiums
  from policy-
  holders........    2,077,582     774,566    201,268
 Net benefits to
  policyholders..     (497,713)   (164,561)   (13,671)
 Net increase
  (decrease) in
  policy loans...          --          --         --
                   ------------ ----------- ----------
Net increase (de-
 crease) in net
 assets from pol-
 icyholder trans-
 actions.........    1,579,869     610,005    187,597
                   ------------ ----------- ----------
 Net increase
  (decrease) in
  net assets.....    2,029,554     765,453    186,719
Net assets at be-
 ginning of year.      952,172     186,719        --
                   ------------ ----------- ----------
Net assets at end
 of year.........  $ 2,981,726  $  952,172  $ 186,719
                   ============ =========== ==========

 * From May 1, 1996 (commencement of operations).
** From May 6, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                       Real Estate Equity Subaccount            Growth & Income Subaccount
                     -----------------------------------  ----------------------------------------
                        1996         1995        1994         1996          1995          1994
                     -----------  ----------  ----------  ------------  ------------  ------------
 Increase
 (decrease) in net
 assets from
 operations:
 Net investment
 income...........   $   173,352  $  152,315  $  100,147  $ 19,126,495  $ 11,438,266  $  6,080,476
 Net realized gain
 (loss)...........        39,891     (39,490)    (17,561)      820,430        85,385      (249,230)
 Net unrealized
 appreciation
 (depreciation)
 during the year..       637,301     155,992     (47,683)    4,555,481    17,351,805    (5,560,223)
                     -----------  ----------  ----------  ------------  ------------  ------------
 Net increase
 (decrease) in net
 assets resulting
 from operations..       850,545     268,817      34,903    24,502,406    28,875,456       271,023
 From policyholder
 transactions:
 Net premiums from
 policyholders....     1,161,434   1,086,721   1,225,072    32,903,369    20,933,714    20,019,801
 Net benefits to
 policyholders....    (1,008,266)   (814,812)   (573,521)  (21,130,764)  (16,972,544)  (16,374,221)
 Net increase
 (decrease) in
 policy loans.....        33,973     (13,207)     57,955     1,965,133     1,898,826     1,394,155
                     -----------  ----------  ----------  ------------  ------------  ------------
 Net increase in
 net assets from
 policyholder
 transactions.....       187,142     258,702     709,506    13,737,738     5,859,996     5,039,735
                     -----------  ----------  ----------  ------------  ------------  ------------
  Net increase in
  net assets......     1,037,686     527,519     744,409    38,240,144    34,735,452     5,310,758
 Net assets at
 beginning of
 year.............     2,606,820   2,079,301   1,334,892   131,466,681    96,731,229    91,420,471
                     -----------  ----------  ----------  ------------  ------------  ------------
 Net assets at end
 of year..........   $ 3,644,506  $2,606,820  $2,079,301  $169,706,825  $131,466,681  $ 96,731,229
                     ===========  ==========  ==========  ============  ============  ============
                                                                                               Small Cap
                                                                     Short-Term U.S.             Value
                               Managed Subaccount                 Government Subaccount        Subaccount
                     ----------------------------------------- ------------------------------- ----------
                         1996          1995          1994         1996        1995    1994**     1996*
                     ------------- ------------- ------------- ------------ --------- -------- ----------
 Increase
 (decrease) in net
 assets from
 operations:
 Net investment
 income...........   $  8,984,359  $  6,216,150  $  2,390,636  $   186,525  $  2,454  $   217   $ 1,525
 Net realized gain
 (loss)...........        230,806        (6,127)     (182,296)         577       477       (6)       11
 Net unrealized
 appreciation
 (depreciation)
 during the year..     (2,103,918)    7,134,666    (2,984,103)     225,129     1,735     (282)    2,702
                     ------------- ------------- ------------- ------------ --------- -------- ----------
 Net increase
 (decrease) in net
 assets resulting
 from operations..      7,111,247    13,344,689      (775,763)     412,231     4,666      (71)    4,238
 From policyholder
 transactions:
 Net premiums from
 policyholders....     14,481,195    13,141,463    13,309,384   24,721,092    68,539   21,611    63,825
 Net benefits to
 policyholders....    (12,942,967)  (11,680,334)  (10,118,793)    (147,655)  (14,808)    (263)   (3,155)
 Net increase
 (decrease) in
 policy loans.....        719,880     1,120,431       723,705          --        --       --        --
                     ------------- ------------- ------------- ------------ --------- -------- ----------
 Net increase in
 net assets from
 policyholder
 transactions.....      2,258,108     2,581,560     3,914,296   24,573,437    53,731   21,348    60,670
                     ------------- ------------- ------------- ------------ --------- -------- ----------
  Net increase in
  net assets......      9,369,355    15,926,249     3,138,533   24,985,668    58,397   21,277    64,908
 Net assets at
 beginning of
 year.............     71,234,163    55,307,914    52,169,381       79,674    21,277      --        --
                     ------------- ------------- ------------- ------------ --------- -------- ----------
 Net assets at end
 of year..........   $ 80,603,518  $ 71,234,163  $ 55,307,914  $25,065,342  $ 79,674  $21,277   $64,908
                     ============= ============= ============= ============ ========= ======== ==========

 * From May 1, 1996 (commencement of operations).
** From May 1, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                                  Frontier
                          International   Equity                  Turner Core     Edinburgh       Capital
                          Opportunities   Index    Strategic Bond   Growth      International   Appreciation
                           Subaccount   Subaccount   Subaccount   Subaccount  Equity Subaccount  Subaccount
                          ------------- ---------- -------------- ----------- ----------------- ------------
                              1996*       1996*        1996*         1996*          1996*          1996*
                          ------------- ---------- -------------- ----------- ----------------- ------------
Increase (decrease) in
 net assets from opera-
 tions:
 Net investment income
  (loss)................    $    187     $  4,671     $   509       $   875        $   337        $   (477)
 Net realized gain
  (loss)................          57          620          36            48            (91)          6,683
 Net unrealized appreci-
  ation (depreciation)
  during the year.......       7,271        6,278           8           784         (1,056)          1,317
                            --------     --------     -------       -------        -------        --------
 Net increase (decrease)
  in net assets result-
  ing from operations...       7,515       11,569         553         1,707           (810)          7,523
From policyholder trans-
 actions:
 Net premiums from poli-
  cyholders.............     141,907      234,122      13,347        28,147         91,573         230,461
 Net benefits to policy-
  holders...............      (4,149)      (9,816)       (682)       (1,062)        (1,860)        (78,775)
 Net increase (decrease)
  in policy loans.......         --           --          --            --             --              --
                            --------     --------     -------       -------        -------        --------
Net increase in net as-
 sets from policyholder
 transactions...........     137,758      224,306      12,665        27,085         89,713         151,686
                            --------     --------     -------       -------        -------        --------
 Net increase in net as-
  sets..................     145,273      235,875      13,218        28,792         88,903         159,209
Net assets at beginning
 of year................         --           --          --            --             --              --
                            --------     --------     -------       -------        -------        --------
Net assets at end of
 year...................    $145,273     $235,875     $13,218       $28,792        $88,903        $159,209
                            ========     ========     =======       =======        =======        ========

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

NOTE 1. ORGANIZATION

  John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-one subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund, Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-one Portfolios of the Fund and of M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of fund shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

 Expenses

  JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from
 .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

NOTE 3. TRANSACTIONS WITH AFFILIATES

  JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHMLICO or the Fund.

NOTE 4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1996 were as follows:

  Portfolio                              Shares Owned     Cost        Value
  ---------                              ------------ ------------ ------------
Large Cap Growth........................     753,383  $ 12,264,052 $ 12,863,129
Sovereign Bond..........................   5,399,127    54,416,066   52,753,269
International Equities..................     223,257     3,471,773    3,757,643
Small Cap Growth........................      25,875       262,227      257,053
International Balanced..................       3,153        31,867       32,766
Mid Cap Growth..........................      16,156       163,468      165,152
Large Cap Value.........................       9,426        99,745      104,532
Money Market............................     996,019     9,960,187    9,960,187
Mid Cap Value...........................      20,128       214,216      228,427
Special Opportunities...................     180,471     2,593,124    2,981,726
Real Estate Equity......................     235,948     2,771,228    3,453,171
Growth & Income.........................  10,087,105   135,260,759  147,820,489
Managed.................................   5,312,019    70,602,813   70,927,719
Short-Term U.S. Government..............   2,494,808    25,291,924   25,065,342
Small Cap Value.........................       6,049        62,206       64,908
International Opportunities.............      13,709       138,002      145,273
Equity Index............................      21,256       229,597      235,875
Strategic Bond..........................       1,301        13,210       13,218
Turner Core Growth......................       2,482        28,008       28,792
Edinburgh International Equity..........       8,998        89,959       88,903
Frontier Capital Appreciation...........      12,716       157,892      159,209

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTE 4. DETAILS OF INVESTMENTS--CONTINUED

  Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1996, were as follows:

  Portfolio                                              Purchases     Sales
  ---------                                             ----------- -----------
Large Cap Growth....................................... $ 4,544,864 $   963,567
Sovereign Bond.........................................  10,719,783   2,708,914
International Equities.................................   1,233,884     646,203
Small Cap Growth.......................................     277,121      14,204
International Balanced.................................      33,304       1,445
Mid Cap Growth.........................................     174,282      10,797
Large Cap Value........................................     108,910       9,753
Money Market...........................................  35,555,205  44,368,729
Mid Cap Value..........................................     285,317      79,514
Special Opportunities..................................   1,904,890     221,262
Real Estate Equity.....................................     958,884     633,505
Growth & Income........................................  37,331,710   6,520,911
Managed................................................  15,375,370   4,875,941
Short-Term U.S. Government.............................  25,381,085     167,959
Small Cap Value........................................      64,983       2,788
International Opportunities............................     141,170       3,225
Equity Index...........................................     238,550       9,573
Strategic Bond.........................................      15,082       1,908
Turner Core Growth.....................................      29,706       1,746
Edinburgh International Equity.........................      92,504       2,454
Frontier Capital Appreciation..........................     244,138      92,928

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Mutual Variable Life Insurance Account UV of John Hancock Mutual Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Mutual Variable Life Insurance Account UV (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Subaccounts) as of December 31, 1996, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Mutual Variable Life Insurance Account UV at December 31, 1996, and the results of their operations and changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG LLP

Boston, Massachusetts
February 7, 1997

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Mutual Life Insurance Company

We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1996 and 1995, and the related statutory-basis summaries of operations, changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our report dated February 7, 1996, we expressed an opinion that the 1995 financial statements of the Company fairly present, in all material respects, the Company's financial position, results of operations, and cash flows in conformity with generally accepted accounting principles for mutual life insurance companies and with reporting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. As described in Note 1, the accompanying statutory-basis financial statements are no longer considered to be prepared in conformity with generally accepted accounting principles. Accordingly, our present opinion on the 1995 financial statements, as presented in the following paragraph, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter described in the second preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for the years then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Mutual Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                              ERNST & YOUNG LLP

Boston, Massachusetts
February 14, 1997

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                                 December 31
                                                             -------------------
                                                               1996      1995
                                                             --------- ---------
                                                                (In millions)
ASSETS
Bonds--Note 6............................................... $22,467.0 $21,108.5
Stocks:
  Preferred.................................................     416.2     338.8
  Common....................................................     249.8     130.9
  Investments in affiliates.................................   1,268.9   1,265.3
                                                             --------- ---------
                                                               1,934.9   1,735.0
Mortgage loans on real estate--Note 6.......................   7,964.0   8,801.5
Real estate:
  Company occupied..........................................     372.1     377.4
  Investment properties.....................................   2,042.3   1,949.5
                                                             --------- ---------
                                                               2,414.4   2,326.9
Policy loans................................................   1,589.3   1,621.3
Cash items:
  Cash in banks and offices.................................     348.4     286.6
  Temporary cash investments................................   1,068.3     254.1
                                                             --------- ---------
                                                               1,416.7     540.7
Premiums due and deferred...................................     278.4     234.0
Investment income due and accrued...........................     547.8     597.5
Other general account assets................................   1,009.9     883.0
Assets held in separate accounts............................  13,969.1  12,928.2
                                                             --------- ---------
TOTAL ASSETS................................................ $53,591.5 $50,776.6
                                                             ========= =========
Obligations and Policyholders' Contingency Reserves
OBLIGATIONS
  Policy reserves........................................... $18,544.0 $17,711.4
  Policyholders' and beneficiaries' funds...................  14,679.3  14,724.8
  Dividends payable to policyholders........................     395.5     378.6
  Policy benefits in process of payment.....................     236.3     217.1
  Other policy obligations..................................     210.5     159.6
  Asset valuation reserve--Note 1...........................   1,064.8   1,014.3
  Federal income and other accrued taxes--Note 1............     125.1     250.5
  Other general account obligations.........................   1,521.7     873.2
  Obligations related to separate accounts..................  13,958.2  12,913.6
                                                             --------- ---------
TOTAL OBLIGATIONS...........................................  50,735.4  48,243.1
Policyholders' Contingency Reserves
  Surplus notes--Note 2.....................................     450.0     450.0
  Special contingency reserve for group insurance...........     194.8     193.1
  General contingency reserve...............................   2,211.3   1,890.4
                                                             --------- ---------
TOTAL POLICYHOLDERS' CONTINGENCY RESERVES...................   2,856.1   2,533.5
                                                             --------- ---------
TOTAL OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY RESERVES... $53,591.5 $50,776.6
                                                             ========= =========

  The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS SUMMARY OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                      Year ended December 31
                                                      ------------------------
                                                         1996         1995
                                                      -----------  -----------
                                                           (In millions)
Income
  Premiums, annuity considerations and pension fund
   contributions..................................... $   8,003.1  $   8,127.8
  Net investment income--Note 4......................     2,803.1      2,678.5
  Other, net.........................................        68.6         90.8
                                                      -----------  -----------
                                                         10,874.8     10,897.1
Benefits and Expenses
  Payments to policyholders and beneficiaries:
    Death benefits...................................       886.8        787.4
    Accident and health benefits.....................       300.9        321.3
    Annuity benefits.................................     1,539.4      1,342.7
    Surrender benefits and annuity fund withdrawals..     5,565.4      5,243.6
    Matured endowments...............................        20.6         19.8
                                                      -----------  -----------
                                                          8,313.1      7,714.8
  Additions to reserves to provide for future
   payments to policyholders and beneficiaries.......       880.5      1,497.0
  Expenses of providing service to policyholders and
   obtaining new insurance:
    Field sales compensation and expenses............       275.0        277.4
    Home office and general expenses.................       514.8        455.8
  Payroll, state premium and miscellaneous taxes.....        70.9         78.6
                                                      -----------  -----------
                                                         10,054.3     10,023.6
                                                      -----------  -----------
      GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
       POLICYHOLDERS, FEDERAL INCOME TAXES AND NET
       REALIZED CAPITAL GAINS (LOSSES)...............       820.5        873.5
Dividends to policyholders...........................       399.4        465.9
Federal income taxes--Note 1.........................       107.1        128.5
                                                      -----------  -----------
                                                            506.5        594.4
                                                      -----------  -----------
      GAIN FROM OPERATIONS BEFORE NET REALIZED
       CAPITAL GAINS (LOSSES)........................       314.0        279.1
Net realized capital gains (losses)--Note 5..........       (43.6)        21.2
                                                      -----------  -----------
      NET INCOME.....................................       270.4        300.3
Other increases (decreases) in policyholders'
 contingency reserves:
  Net unrealized capital losses and other
   adjustments--Note 5............................... $     191.7  $     (85.1)
  Valuation reserve changes--Note 1..................       (27.5)         0.0
  Prior years' federal income taxes..................       (28.9)       (36.8)
  Other reserves and adjustments.....................       (83.1)        25.1
                                                      -----------  -----------
      NET INCREASE IN POLICYHOLDERS' CONTINGENCY
       RESERVES......................................       322.6        203.5
Policyholders' contingency reserves at beginning of
 year................................................     2,533.5      2,330.0
                                                      -----------  -----------
POLICYHOLDERS' CONTINGENCY RESERVES AT END OF YEAR... $   2,856.1  $   2,533.5
                                                      ===========  ===========

  The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                      Year ended December 31
                                                      ------------------------
                                                         1996         1995
                                                      -----------  -----------
                                                           (In millions)
Cash Flows From Operating Activities:
  Insurance premiums, annuity considerations and de-
   posits............................................ $   8,120.4  $   8,280.3
  Net investment income..............................     2,965.5      2,756.9
  Benefits to policyholders and beneficiaries........    (8,476.6)    (7,917.6)
  Dividends paid to policyholders....................      (382.6)      (464.9)
  Insurance expenses and taxes.......................      (884.1)      (795.1)
  Net transfers from separate accounts...............       198.2        132.0
  Other, net.........................................      (602.7)      (202.7)
                                                      -----------  -----------
    NET CASH PROVIDED FROM OPERATIONS................       938.1      1,788.9
                                                      -----------  -----------
Cash Flows Used In Investing Activities:
  Bond purchases.....................................    (7,590.7)    (6,456.9)
  Bond sales.........................................     2,812.4      2,874.9
  Bond maturities and scheduled redemptions..........     2,241.0      1,600.6
  Bond prepayments...................................     1,223.2        795.9
  Stock purchases....................................      (391.2)      (224.3)
  Proceeds from stock sales..........................       573.2        131.4
  Real estate purchases..............................      (447.7)      (375.1)
  Real estate sales..................................       382.1        365.0
  Other invested assets purchases....................      (214.7)       (46.5)
  Proceeds from the sale of other invested assets....       183.6        251.1
  Mortgage loans issued..............................    (1,582.7)    (2,041.6)
  Mortgage loan repayments...........................     2,247.3      1,277.9
  Other, net.........................................       205.3       (506.6)
                                                      -----------  -----------
    NET CASH USED IN INVESTING ACTIVITIES............      (358.9)    (2,354.2)
                                                      -----------  -----------
Cash Flows From Financing Activities:
  Issuance of short-term note payable................        90.0          0.0
  Issuance of REMIC notes payable....................       292.0        213.1
  Repayment of REMIC notes payable...................       (85.2)         0.0
                                                      -----------  -----------
    NET CASH PROVIDED FROM FINANCING ACTIVITIES......       296.8        213.1
                                                      -----------  -----------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS.........................................       876.0       (352.2)
Cash and temporary cash investments at beginning of
 year................................................       540.7        892.9
                                                      -----------  -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR... $   1,416.7  $     540.7
                                                      ===========  ===========

  The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. The Company's insurance operations focus principally in three segments: the Retail Sector, which encompasses the Company's individual life, annuity, and long-term care operations; Group Pension, which offers single premium annuity and guaranteed investment contracts through both the general and separate accounts; and Business Insurance, its group life, health, and long-term care operations including administrative services provided to group customers. On October 10, 1996, the Company entered into an agreement to sell its group health and a portion of its group life business to WellPoint Health Networks Inc. of California during the first quarter of 1997. In addition, through its subsidiaries and affiliates, the Company also offers a wide range of investment management and advisory services and other related products including life insurance products for the Canadian market, sponsorship and distribution of mutual funds, real estate financing and management, and various other financial services. Investments in these subsidiaries and other affiliates are recorded on the statutory equity method.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada. The Company distributes its individual products in North America primarily through a career agency system. The career agency system is composed of company-owned, unionized branch offices and independent general agencies. The Company also distributes its individual products through several alternative distribution channels.

The Company markets pension and other investment-related products primarily to sponsors of retirement and savings plans covering employees of private sector companies, and plans covering public employees and collective bargaining unions and non-profit organizations. Products are marketed and sold through a combination of group pension field employee representatives, as well as marketing personnel and investment professionals employed by the Company.

The Company distributes its group benefit products through group representatives, who are John Hancock employees or through intermediaries, in key markets nationwide.

The preparation of the financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP). The 1995 financial statements presented for comparative purposes were previously described as being prepared in accordance with GAAP for mutual life insurance companies. Pursuant to Financial Accounting Standards Board Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended, which is effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP. Furthermore, financial statements prepared in conformity with statutory accounting practices for periods prior to the effective date of FIN 40 are not considered GAAP presentations

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

when presented in comparative form with financial statements for periods subsequent to the effective date. Accordingly, the 1995 financial statements are no longer considered to be presented in conformity with GAAP.

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting practices. Accordingly, that project, which is expected to be completed in 1999 will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's statutory surplus cannot be determined at this time and could be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at market. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $393.5 million and $361.7 million at December 31, 1996 and 1995, respectively.

  Real estate acquired in satisfaction of debt and held for sale, which is classified with investment properties, is carried at the lower of cost or fair value as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1996, the IMR, net of 1996 amortization of $18.9 million, amounted to $121.7 million which is included in other policy obligations. The corresponding 1995 amounts were $16.4 million and $69.5 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $41.6 million in 1996 and $52.9 million in 1995 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Nonadmitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $31.0 million in 1996 and $38.0 million in 1995.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at market value. The operations of the separate accounts are not included in the summary of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

Fair Values of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments. The fair values for common and preferred stocks, other than subsidiary investments which are carried at equity values, are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximates their fair value.

  The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollars using current exchange rates.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1996. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification basis. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

Interest Rate and Currency Rate Swap Contracts and Financial Futures
Contracts: The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from 2 1/2% to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates ranging from 2% to 11 1/4%.

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

The statement value and fair value for investment-type insurance contracts are as follows:

                                          December 31, 1996   December 31, 1995
                                         ------------------- -------------------
                                         Statement   Fair    Statement   Fair
                                           Value     Value     Value     Value
                                         --------- --------- --------- ---------
                                                      (In millions)
Guaranteed investment contracts........  $11,921.6 $11,943.2 $12,014.3 $12,325.3
Fixed-rate deferred and immediate annu-
 ities.................................    3,909.3   3,886.1   3,494.5   3,478.6
Supplementary contracts without life
 contingencies.........................       45.6      46.0      39.6      40.7
                                         --------- --------- --------- ---------
                                         $15,876.5 $15,875.3 $15,548.4 $15,844.6
                                         ========= ========= ========= =========

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves. No provision is generally recognized for temporary differences that may exist between financial reporting and taxable income.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the DER is set by the Internal Revenue Service in the second subsequent year, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Certain subsidiaries acquired by the Company have potential tax loss carryforwards of $114.1 million expiring through 1998. These amounts may be used in the consolidated tax return, but only to offset future taxable income related to those subsidiaries. The Company made federal tax payments of $309.9 million in 1996 and $211.5 million in 1995.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries'
Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. During 1996, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to guaranteed investment contracts resulting in a $27.5 million decrease in policyholders' contingency reserves at December 31, 1996.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Restructuring Charge: In 1994, the Company provided for restructuring charges of $57.8 million in accordance with the Company's plan to reduce its cost structure and consolidate operations. The restructuring charge includes severance costs and facilities consolidation expenses. During 1996 and 1995, the Company paid $8.6 million and $32.9 million, respectively, under its restructuring plan. The remaining liability for restructuring charges at December 31, 1996 was $5.7 million.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

Reclassifications: Certain 1995 amounts have been reclassified to permit comparison with the corresponding 1996 amounts.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at 7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during each of 1996 and 1995.

NOTE 3--BORROWED MONEY

At December 31, 1996, the Company had a $500 million syndicated line of credit. There are 26 banks who are part of the syndicate which is under the leadership of Morgan Guaranty Trust Company of New York. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement, which terminates on June 30, 2001. The agreement does not contain a material adverse change clause. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants. As of December 31, 1996, these covenants were met; however, no amounts had been borrowed under this agreement.

In 1995, the Company issued $213.1 million of debt through a Real Estate Mortgage Investment Conduit (REMIC). As collateral to the debt, the Company pledged $1,065.8 million of commercial mortgages to the REMIC Trust. In addition, the Company has guaranteed the timely payment of principal and interest on the debt. The debt was issued in two notes of equal amounts with last scheduled payment dates on March 25, 1997 and June 25, 1998, respectively. The interest rates on the two notes are calculated on a floating basis, based on the monthly LIBOR rates plus 22 and 27 basis points, respectively. The LIBOR rates were 5.50% and 5.9375%, respectively, at December 31, 1996 and 1995. The outstanding balances of the notes totaled $127.9 million and $213.1 million at December 31, 1996 and 1995, respectively, and are included in other general account obligations.

In 1996, the Company issued $292.0 million of debt through a REMIC (REMIC II). As collateral to the debt, the Company pledged $1,455.4 million of commercial mortgages to the REMIC II Trust. The debt was issued in two notes. The class A1 notes totaled $70.0 million with a last scheduled payment date of December 26, 1997. The class A2 notes totaled $222.0 million with a last scheduled payment date of July 26, 1999. The interest rates on the two notes are calculated on a floating basis, based on the monthly LIBOR rate plus 5 and 19 basis points, respectively. The outstanding balances of the notes totaled $292.0 million at December 31, 1996 and are included in other general account obligations.

On December 31, 1996, the Company had outstanding a short-term note of $90.0 million payable to an affiliate at 5.70%. The note, which is included in other general account obligations, was repaid in early January 1997.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                                   1996   1995
                                                                  ------ ------
                                                                  (In millions)
Investment expenses.............................................. $333.8 $332.9
Interest expense.................................................   48.1   38.3
Depreciation on real estate and other invested assets............   73.3   62.7
Real estate and other investment taxes...........................   65.2   61.2
                                                                  ------ ------
                                                                  $520.4 $495.1
                                                                  ====== ======

NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:

                                                                1996    1995
                                                               ------  -------
                                                               (In millions)
Net gains from asset sales and foreclosures................... $ 81.2  $ 118.6
Capital gains tax.............................................  (53.7)   (64.2)
Net capital gains transferred to the IMR......................  (71.1)   (33.2)
                                                               ------  -------
  Net Realized Capital Gains (Losses)......................... $(43.6) $  21.2
                                                               ======  =======

Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                                1996    1995
                                                               ------  -------
                                                               (In millions)
Net gains from changes in security values and book value ad-
 justments.................................................... $242.2  $  93.4
Increase in asset valuation reserve...........................  (50.5)  (178.5)
                                                               ------  -------
  Net Unrealized Capital Gains (Losses) and Other Adjustments. $191.7  $ (85.1)
                                                               ======  =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:

                                                 Gross      Gross
                                     Statement Unrealized Unrealized
                                       Value     Gains      Losses   Fair Value
                                     --------- ---------- ---------- ----------
                                                   (In millions)
    Year ended December 31, 1996
    ----------------------------
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies.......... $   430.2  $    8.8    $  4.2   $   434.8
Obligations of states and political
 subdivisions.......................     175.2       8.8       3.9       180.1
Debt securities issued by foreign
 governments........................     203.5      30.1       0.0       233.6
Corporate securities................  16,902.1   1,083.2     112.6    17,872.7
Mortgage-backed securities..........   4,756.0     116.3      54.5     4,817.8
                                     ---------  --------    ------   ---------
  Total bonds                        $22,467.0  $1,247.2    $175.2   $23,539.0
                                     =========  ========    ======   =========
    Year ended December 31, 1995
    ----------------------------
U.S. Treasury securities and
 Obligations of U.S. government
 corporations and agencies.......... $   638.5  $   42.5    $  0.2   $   680.8
Obligations of states and political
 subdivisions.......................     194.1      20.6       0.1       214.6
Debt securities issued by foreign
 governments........................     297.7      42.2       0.0       339.9
Corporate securities................  18,358.6   1,818.3      73.9    20,103.0
Mortgage-backed securities..........   1,619.6      57.9      20.8     1,656.7
                                     ---------  --------    ------   ---------
  Total bonds....................... $21,108.5  $1,981.5    $ 95.0   $22,995.0
                                     =========  ========    ======   =========

The statement value and fair value of bonds at December 31, 1996, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                            Statement   Fair
                                                              Value     Value
                                                            --------- ---------
                                                               (In millions)
     Due in one year or less............................... $ 1,430.4 $ 1,463.8
     Due after one year through five years.................   5,987.3   6,226.8
     Due after five years through ten years................   5,421.9   5,732.3
     Due after ten years...................................   4,871.4   5,298.3
                                                            --------- ---------
                                                             17,711.0  18,721.2
     Mortgage-backed securities............................   4,756.0   4,817.8
                                                            --------- ---------
                                                            $22,467.0 $23,539.0
                                                            ========= =========

Proceeds from sales of bonds during 1996 and 1995 were $2.8 billion and $2.9 billion, respectively. Gross gains of $43.8 million in 1996 and $69.7 million in 1995 and gross losses of $27.6 million in 1996 and $44.3 million in 1995 were realized on these transactions.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

The cost of common stocks was $136.1 million and $78.1 million at December 31, 1996 and 1995, respectively. At December 31, 1996, gross unrealized appreciation on common stocks totaled $135.0 million, and gross unrealized depreciation totaled $21.3 million. The fair value of preferred stock totaled $416.2 million at December 31, 1996 and $338.8 million at December 31, 1995.

Mortgage loans with outstanding principal balances of $56.0 million, bonds with amortized cost of $159.7 million and real estate with depreciated cost of $23.0 million were nonincome producing for the twelve months ended December 31, 1996.

Restructured commercial mortgage loans aggregated $385.8 million and $466.0 million as of December 31, 1996 and 1995, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                         Year ended December 31
                                                         -----------------------
                                                            1996        1995
                                                         ----------- -----------
                                                              (In millions)
     Expected........................................... $      46.3 $      47.0
     Actual.............................................        29.1 $      26.8

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

At December 31, 1996, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

        Property
          Type           Statement Value
        --------         ---------------
                          (In millions)
Apartments..............    $1,667.9
Hotels..................       147.4
Industrial..............       882.1
Office buildings........     1,707.0
Retail..................     1,489.8
1-4 Family..............         7.4
Agricultural............     1,608.1
Other...................       454.3
                            --------
                            $7,964.0
                            ========

        Property
          Type           Statement Value
        --------         ---------------
                          (In millions)
East North Central......    $  734.6
East South Central......       158.9
Middle Atlantic.........     1,543.3
Mountain................       382.8
New England.............       843.9
Pacific.................     2,015.4
South Atlantic..........     1,437.6
West North Central......       240.6
West South Central......       558.3
Other...................        48.6
                            --------
                            $7,964.0
                            ========

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

At December 31, 1996, the fair values of the commercial and agricultural mortgage loan portfolios were $6.6 billion and $1.8 billion, respectively. The corresponding amounts as of December 31, 1995 were approximately $7.6 billion and $1.8 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1996 were 9.92% and 7.0% for agricultural loans, 9.25% and 6.75% for other properties, and 8.05% and 7.0% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1996 were $742.0 million, $317.8 million, and $14.2 million, respectively. The corresponding amounts in 1995 were $455.2 million, $276.7 million, and $12.7 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1996 were $304.0 million, $217.0 million and $251.2 million, respectively. The corresponding amounts in 1995 were $281.0 million, $217.0 million and $185.4 million, respectively.

Amounts recoverable on paid claims and funds held by reinsurers were as follows:

                                                          Year endedDecember 31
                                                          ---------------------
                                                             1996       1995
                                                          ---------- ----------
                                                              (In millions)
     Reinsurance recoverables............................ $     26.5 $     30.7
     Funds held by reinsurers............................       23.4        2.6

The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $226.4 million at December 31, 1996 and $212.7 million at December 31, 1995.

Effective January 1, 1994, John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) entered into a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1996, 1995 and 1994 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $24.5 million and $32.7 million of cash for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $15.7 million and $20.3 million in 1996 and 1995, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

Effective January 1, 1996, Variable Life entered into a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 and 1996 issues of retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company transferred $23.2 million of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium to Variable Life, which decreased the Company's net gain from operations by $15.1 million in 1996.

To the extent that an assuming reinsurance company is unable to meet its obligations under a reinsurance agreement, the Company remains liable as the direct insurer on all risks reinsured.

No policies issued by the Company have been reinsured with a foreign company which is controlled either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1996 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFIT PLANS

The Company provides retirement benefits to substantially all employees and general agency personnel. These benefits are provided through both defined benefit and defined contribution pension plans. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $84.4 million in 1996 and $76.3 million in 1995. The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $9,500 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $9,500. The Company matches the first 3% of pretax contributions for marketing representatives and the first 2% of pretax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFIT PLANS--CONTINUED

The Company provides additional compensation to certain employees based on achievement of annual and long-term corporate financial objectives.

Pension expense is summarized as follows:

                                                       Year ended December 31
                                                       ------------------------
                                                          1996         1995
                                                       -----------  -----------
                                                            (In millions)
     Defined benefit plans:
       Service cost--benefits earned during the peri-
        od...........................................  $      32.4  $      30.1
       Interest cost on the projected benefit obliga-
        tion.........................................        107.4        103.5
       Actual return on plan assets..................       (225.1)      (369.5)
       Net amortization and deferral.................         85.0        260.5
                                                       -----------  -----------
                                                              (0.3)        24.6
     Defined contribution plans......................         21.4         19.8
                                                       -----------  -----------
     Total pension expense...........................  $      21.1  $      44.4
                                                       ===========  ===========

Assumptions used in accounting for the defined benefit pension plans were as follows:

                                                                     1996  1995
                                                                     ----- -----
     Discount rate.................................................. 7.25% 7.50%
     Weighted rate of increase in compensation levels............... 4.78% 5.10%
     Expected long-term rate of return on assets.................... 8.50% 7.75%

The following table sets forth the funded status and actuarially determined amounts related to the Company's defined benefit pension plans:

                                                       Year ended December 31
                                                       ------------------------
                                                          1996         1995
                                                       -----------  -----------
                                                            (In millions)
     Actuarial present value of benefit obligations:
       Vested benefit obligation.....................  $  (1,344.8) $  (1,242.9)
                                                       ===========  ===========
       Accumulated benefit obligation................  $  (1,387.7) $  (1,300.3)
                                                       ===========  ===========
     Projected benefit obligation....................  $  (1,582.4) $  (1,480.0)
     Plan assets fair value..........................      1,787.6      1,645.3
                                                       -----------  -----------
     Excess of plan assets over projected benefit ob-
      ligation.......................................        205.2        165.3
     Unrecognized net gain...........................       (176.1)      (139.1)
     Prior service cost not yet recognized in net pe-
      riodic pension cost............................         42.8         50.0
     Unrecognized net asset, net of amortization.....        (95.9)      (111.2)
                                                       -----------  -----------
     Net pension liability...........................  $     (24.0) $     (35.0)
                                                       ===========  ===========

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

Since 1993, the Company funded a portion of the postretirement obligation. The Company's policy is to fund postretirement benefits for non-union employees to the maximum amount that can be deducted for federal income tax purposes and to fund the benefits for union employees, which are fully tax qualified, at sufficient amounts so that the total accrued liability related to postretirement benefits is zero. As of December 31, 1996, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees while plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments. The following table shows the plans' combined funding status for vested benefits reconciled with the amounts recognized in the Company's statements of financial position.

                                                      December 31
                                          -------------------------------------
                                                1996               1995
                                          ------------------ ------------------
                                          Medical            Medical
                                            and      Life      and      Life
                                          Dental   Insurance Dental   Insurance
                                           Plans     Plans    Plans     Plans
                                          -------  --------- -------  ---------
                                                     (In millions)
Accumulated postretirement benefit obli-
 gation:
  Retirees............................... $(234.2)  $(100.6) $(236.5)  $ (89.2)
  Fully eligible active plan partici-
   pants.................................   (46.4)    (19.4)   (42.9)    (20.1)
                                          -------   -------  -------   -------
                                           (280.6)   (120.0)  (279.4)   (109.3)
Plan assets at fair value................   132.4       0.0     96.9       0.0
                                          -------   -------  -------   -------
Accumulated postretirement benefit
 obligation in excess of plan assets.....  (148.2)   (120.0)  (182.5)   (109.3)
Unrecognized prior service cost..........    16.7       5.3     18.2       5.8
Unrecognized prior net gain..............   (93.0)      4.0    (84.2)     (4.2)
Unrecognized transition obligation.......   256.8      78.4    272.9      83.3
                                          -------   -------  -------   -------
Accrued postretirement benefit cost...... $  32.3   $ (32.3) $  24.4   $ (24.4)
                                          =======   =======  =======   =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

Net postretirement benefits costs for the years ended December 31, 1996 and 1995 were $47.4 million and $50.2 million, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, and amortization of the transition liability.

Net periodic postretirement benefits cost included the following components:

                                                        December 31
                                            -------------------------------------
                                                  1996               1995
                                            ------------------ ------------------
                                            Medical            Medical
                                              and      Life      and      Life
                                            Dental   Insurance Dental   Insurance
                                             Plans     Plans    Plans     Plans
                                            -------  --------- -------  ---------
                                                       (In millions)
     Eligibility cost...................... $  7.1     $ 1.8   $  5.3     $ 1.5
     Interest cost.........................   19.8       8.3     21.1       7.8
     Actual return on plan assets..........  (15.9)      0.0    (15.5)      0.0
     Net amortization and deferral.........   20.9       5.4     25.0       5.0
                                            ------     -----   ------     -----
     Net periodic postretirement benefit
      cost................................. $ 31.9     $15.5   $ 35.9     $14.3
                                            ======     =====   ======     =====

The discount rate used in determining the accumulated postretirement benefit obligation at December 31, 1996 was 7.25% (7.5% for 1995). The annual assumed rate of increase in the health care cost trend rate for the medical coverages is 8.0% for 1997 (8.25% was assumed for 1996) and is assumed to decrease gradually to 5.25% in 2001 and remain at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated post retirement benefit obligation for the medical coverages as of December 31, 1996 by $28.1 million and the aggregate of the eligibility and interest cost components of net periodic postretirement benefit cost by $2.9 million for 1996 and $3.6 million for 1995.

Postretirement welfare benefits for non-vested employees are not reflected in the above expenses or accumulated postretirement benefit obligations. As of December 31, 1996, the accumulated postretirement benefit obligations for non-vested employees amounted to $69.4 million for medical and dental plans and $10.7 million for life insurance plans. The corresponding amounts as of December 31, 1995 were $67.7 million and $10.8 million, respectively.

NOTE 10--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial services entities.

Total assets of unconsolidated affiliates amounted to $9.6 billion at December 31, 1996 and $9.5 billion at December 31, 1995; total liabilities amounted to $8.5 billion at December 31, 1996 and $8.3 billion at December 31, 1995; and total net income was $193.0 million in 1996 and $89.5 million in 1995.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 10--AFFILIATES--CONTINUED

During 1996, the Company sold certain of its affiliates including its ongoing property and casualty business and its broker-dealer operations to realign its business objectives.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements. Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 15).

The Company received dividends of $9.4 million and $9.7 million in 1996 and 1995, respectively, from unconsolidated affiliates.

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range from 1997 to 2026. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statement of financial position.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2009. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

The Company enters into interest rate cap and floor contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2003.

The Company also uses financial futures contracts to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. Net deferred losses on future contracts were $0.5 million and $7.7 million at December 31, 1996 and 1995, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and, in certain instances, maximum credit risk related to those instruments, is as follows:

                                                                December 31
                                                             -----------------
                                                               1996     1995
                                                             -------- --------
                                                               (In millions)
Futures contracts to purchase securities.................... $  117.6 $   62.2
                                                             ======== ========
Futures contracts to sell securities........................ $  136.4 $  299.9
                                                             ======== ========
Notional amount of interest rate swaps, interest rate
 swaptions, currency rate swaps, interest rate caps and in-
 terest rate floors to:
  Receive variable rates.................................... $3,822.8 $1,735.0
                                                             ======== ========
  Receive fixed rates....................................... $2,912.5 $1,756.3
                                                             ======== ========

The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that any such losses would be immaterial.

Based on market rates in effect at December 31, 1996, the Company's interest rate swaps, interest rate swaptions, currency rate swaps, interest rate caps, and interest rate floors represented (assets) liabilities to the Company with fair values of $16.4 million, $0.0 million, $41.1 million, $(0.6) million and $(0.1) million, respectively. The corresponding amounts as of December 31, 1995 were $37.0 million, $0.0 million, $23.3 million, $(0.3) million and $0.0 million, respectively.

NOTE 12--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $32.1 million in 1996 and $32.2 million in 1995. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:

                                                               December 31, 1996
                                                               -----------------
                                                                 (In millions)
     1997.....................................................       $23.2
     1998.....................................................        18.8
     1999.....................................................        15.3
     2000.....................................................        12.3
     2001.....................................................         7.8
     Thereafter...............................................        17.0
                                                                     -----
     Total minimum payments...................................       $94.4
                                                                     =====

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                      December 31, 1996 Percent
                                                      ----------------- -------
                                                        (In millions)
Subject to discretionary withdrawal (with adjust-
 ment):
  With market value adjustment.......................     $ 1,748.9        4.9%
  At book value less surrender charge................       2,681.4        7.5
                                                          ---------      -----
  Total with adjustment..............................       4,430.3       12.4
  Subject to discretionary withdrawal (without ad-
   justment) at book value...........................         815.7        2.3
  Subject to discretionary withdrawal--separate ac-
   counts............................................      11,816.8       33.0
Not subject to discretionary withdrawal:
  General account....................................      17,422.1       48.7
  Separate accounts..................................       1,297.3        3.6
                                                          ---------      -----
Total annuity reserves and deposit liabilities--be-
 fore reinsurance....................................      35,782.2      100.0%
                                                                         =====
Less reinsurance ceded...............................          (0.2)
                                                          ---------
Net annuity reserves and deposit fund liabilities....     $35,782.0
                                                          =========

Any liquidation costs associated with the $11.8 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

NOTE 14--UNPAID CLAIMS

Activity in the liability for accident and health unpaid claims is as follows:

                                                                  1996    1995
                                                                 ------  ------
                                                                 (In millions)
Balance at January 1............................................ $207.7  $216.2
  Less reinsurance recoverables.................................    4.0    (7.3)
                                                                 ------  ------
Net balance at January 1........................................  203.7   208.9
                                                                 ------  ------
Incurred related to:
  Current year..................................................  293.8   301.0
  Prior years...................................................  (36.1)  (25.2)
                                                                 ------  ------
Total incurred..................................................  257.7   275.8
                                                                 ------  ------
Paid related to:
  Current year..................................................  183.7   192.0
  Prior years...................................................   71.7    89.0
                                                                 ------  ------
Total paid......................................................  255.4   281.0
                                                                 ------  ------
Net balance at December 31......................................  206.0   203.7
  Plus reinsurance recoverable..................................    3.0     4.0
                                                                 ------  ------
Balance at December 31.......................................... $209.0  $207.7
                                                                 ======  ======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 14--UNPAID CLAIMS--CONTINUED

As a result of favorable changes in claim estimates and a decline in fully insured business, the liability for prior year claims decreased in 1996 and 1995.

NOTE 15--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and real estate and issue real estate mortgages totaling $619.4 million, $14.7 million, $160.2 million and $275.4 million, respectively, at December 31, 1996. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The fair value of the commitments described above is $1.1 billion at December 31, 1996. The majority of these commitments expire in 1997.

The Company has contingent liabilities, pursuant to guarantee agreements issued in connection with real estate joint ventures, in the amount of $43.3 million.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1996, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 is $907.4 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1996 and 1995 amounted to $3.4 million and $0.0 million, respectively.

During 1996, the Company entered into credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired and equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1996, the aggregate outstanding principal balance of the pools of loans was $535.3 million. There were no mortgage loans buy-backs in 1996.

The Company has a support agreement with JHVLICo under which the Company agrees to continue directly or indirectly to own all of JHVLICo's common stock and maintain JHVLICo's net worth at not less than $1 million.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 15--COMMITMENTS AND CONTINGENCIES--CONTINUED

The Company has a support agreement with John Hancock Capital Corporation
(JHCC) under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1996 were $278.3 million for short-term borrowings and $145.1 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Various lawsuits arise against the Company in the course of the Company's business. Purported class actions and individual actions have been or could be brought against the Company in its normal course of business. While the Company specifically denies any wrongdoing, such litigation is subject to many uncertainties, and given the current environment and complexity of various types of litigation, their outcome can not be predicted. Accordingly, the Company has established a litigation reserve. As appropriate, the reserve will be used for legal and other costs related to opposing such litigation or in the ultimate settlement of suits. The reserve has been charged directly to policyholders' contingency reserves of the Company. The Company believes that the ultimate outcome of pending litigation should not have a material adverse effect on the Company's financial position.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 16--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                              Year ended December 31
                                      ----------------------------------------
                                             1996                 1995
                                      -------------------  -------------------
                                      Carrying    Fair     Carrying    Fair
                                       Amount     Value     Amount     Value
                                      --------- ---------  --------- ---------
                                                   (In millions)
Assets
  Bonds--Note 6...................... $22,467.0 $23,539.0  $21,108.5 $22,995.0
  Preferred stocks--Note 6...........     416.2     416.2      338.8     338.8
  Common stocks--Note 6..............     249.8     249.8      130.9     130.9
  Mortgage loans on real estate--Note
   6.................................   7,964.0   8,400.2    8,801.5   9,381.8
  Policy loans--Note 1...............   1,589.3   1,589.3    1,621.3   1,621.3
  Cash and cash equivalents--Note 1..   1,416.7   1,416.7      540.7     540.7
Liabilities
  Guaranteed investment contracts--
   Note 1............................  11,921.6  11,943.2   12,014.3  12,325.3
  Fixed rate deferred and immediate
   annuities--Note 1.................   3,909.3   3,886.1    3,494.5   3,478.6
  Supplementary contracts without
   life contingencies--Note 1........      45.6      46.0       39.6      40.7
Derivatives liabilities relating
 to:--Note 11
Interest rate swaps..................       --       16.4        --       37.0
Currency rate swaps..................       --       41.1        --       23.3
Interest rate caps...................       --       (0.6)       --       (0.3)
Interest rate floors.................       --       (0.1)       --        0.0
Commitments--Note 15.................       --    1,095.7        --    1,070.2

The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

                       APPENDIX--OTHER POLICY PROVISIONS

SETTLEMENT PROVISIONS

  In place of a single payment, an amount of $1,000 or more payable under the Policy as a benefit or as the Surrender Value, if any, may be left with John Hancock under the terms of a supplementary agreement. The agreement will be issued when the proceeds are applied through the election of any one of the options below.

  The following options are subject to the restrictions and limitations stated in the Policy.

    Option 1--Interest Income at the declared rate but not less than 3 1/2% a year on proceeds held on deposit.

    Option 2A--Income of a Specified Amount, with payments each year totaling at least 1/12th of the proceeds, until the proceeds, with interest credited at the declared rate but not less than 3 1/2% a year on unpaid balances, are fully paid.

    Option 2B--Income for a Fixed Period, with each payment as declared.

    Option 3--Life Income with Payments for a Guaranteed Period.

    Option 4--Life Income without Refund at the death of the Payee of any part of the proceeds applied. Only one payment is made if the Payee dies before the second payment is due.

    Option 5--Life Income with Cash Refund at the death of the Payee of the amount, if any, equal to the proceeds applied less the sum of all income payments made.

  No election of an option may provide for income payments of less than $50.

  Other options may be arranged with John Hancock's approval.

  The tax treatment of the Policy proceeds may vary, depending on which settlement option is chosen and when. You should consult your tax advisor in this regard.

ADDITIONAL INSURANCE BENEFITS

  On payment of an additional premium or charge and subject to certain age and insurance underwriting requirements, certain additional provisions, such as the yearly renewable term benefits discussed below, which are subject to the restrictions and limitations set forth therein, may be included in a Policy by rider.

  Yearly Renewable Term Insurance. This is term insurance on the life of one of the insureds under the base Policy and payable upon the death of the covered insured person. This insurance is level or decreasing in amount and may be applied for, or increased, at any time upon evidence of insurability and any other underwriting requirements. The yearly coverage also may be cancelled by the Owner at any time. The charges for this coverage will be separately billed to and paid by the Owner and not out of Account Value. An increase or a decrease in this insurance may have significant tax consequences. See "Premiums--7-Pay Premium Limit" and "Tax Considerations."

GENERAL PROVISIONS

  Beneficiary. The Beneficiary will be as shown in the application for the Policy, unless thereafter changed by the Owner in accordance with the terms of the Policy. In general, if on the death of the last surviving insured there is no surviving Beneficiary, the Owner will be the Beneficiary, but if the Owner was one of the insureds, his or her estate will be the Beneficiary.

  Owner and Assignment. The Owner's interest in the Policy may be assigned without the consent of any revocable Beneficiary. John Hancock will not be on notice of any assignment unless it is in writing and until a duplicate of the original assignment has been filed at John Hancock's Servicing Office. John Hancock assumes no responsibility for the validity or sufficiency of any assignment.

  If a Policy has joint Owners, both Owners must join in any request or instructions to John Hancock under the Policy.

  Misstatement of Age or Sex. If the age or sex of an insured has been misstated, John Hancock will adjust the benefits payable to those which would have been purchased at the correct age or sex by the most recent insurance charge deducted from Account Value.

  Suicide. If either insured commits suicide within 2 years (except where state law requires a shorter period) from the date of issue shown in the Policy, the Policy will terminate and John Hancock will pay in place of all other benefits an amount equal to the premium paid less any Indebtedness on the date of death and less any withdrawals. If either insured commits suicide within 2 years (except where state law requires a shorter period) from the date of any Policy change that increases the death benefit, the death benefit will be limited as described in the Policy. Subject to terms and conditions set forth in the Policy, we will make coverage available to any surviving insured, if the surviving insured elects such coverage within 60 days after the suicide.

  Age and Policy Anniversaries. For purpose of the Policy, an insured's "age" is his or her age on his or her nearest birthday. Policy months and Policy years are calculated from the date of issue.

  Incontestability. The Policy shall be incontestable other than for nonpayment of premiums after it has been in force during the lifetime of an insured for 2 years from its issue date. If, however, evidence of insurability is required with respect to any increase in death benefit, such increase shall be incontestable after the increase has been in force during the lifetime of the insured for 2 years from the increase date.

  Deferral of Determinations and Payments. Payment of any death, surrender, partial withdrawal or loan proceeds will ordinarily be made within seven days after receipt at John Hancock's Servicing Office of all documents required for any such payment. Approximately two-thirds of the claims for death proceeds which are made within two years after the date of issue of the Policy will be investigated to determine whether the claim should be contested and payment of these claims will therefore be delayed.

  John Hancock may defer any transaction requiring a determination of Account Value in any variable Subaccount for any period during which: (1) the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the Commission's rules and regulations, trading is restricted or an emergency is deemed to exist or (2) the Commission by order permits postponement of such actions for the protection of Owners.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement.

                   APPENDIX--ILLUSTRATION OF DEATH BENEFITS,
                   SURRENDER VALUES AND ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit and Surrender Value of the Policy, disregarding any Policy loans. Each table separately illustrates the operation of a Policy for identified issue ages, Planned Premium schedule and Sum Insured and shows how the death benefit and Surrender Value may vary over an extended period of time assuming hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on given annual Planned Premiums paid at the beginning of each Policy year and will assist in a comparison of the death benefit and surrender value figures set forth in the tables with those under other variable life insurance policies which may be issued by John Hancock or other companies. Tables are provided for Option A, without the Extra Death Benefit feature, as well as for Option B death benefits. The death benefit and Surrender Value for a Policy would be different from those shown if premiums are paid in different amounts or at different times or if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuate above or below the average for individual Policy years, or if the Policy were issued under circumstances in which no distinctions are made based on the gender of the insureds.

  The amounts shown for the death benefit and Surrender Value are as of the end of each Policy year. The first two tables headed "Using Current Charges" assume that the current rates for insurance, sales, risk, and expense charges will apply in each year illustrated. The two tables headed "Using Maximum Charges" assumes that the maximum (guaranteed) insurance, sales, risk, and expense charges will be made in each year illustrated. The amounts shown in all tables reflect an average asset charge for the daily investment advisory expense charges to the Portfolios of the Funds (equivalent to an effective annual rate of .61%) and an assumed average asset charge for the annual nonadvisory operating expenses of each Portfolio of the Funds (equivalent to an effective annual rate of .19%). For a description of expenses charged to the Portfolios, including the reimbursement of any Portfolio for annual non-advisory operating expenses in excess of an effective annual rate of .25%, a continuing obligation of the Fund's investment adviser, see the attached Prospectuses for the Funds. The charges for the daily investment management fee and the annual non-advisory operating expenses are based on the hypothetical assumption that Policy values are allocated equally among the seven variable Subaccounts. The actual Portfolio charges and expenses associated with any Policy will vary depending upon the actual allocation of Policy values among Subaccounts.

  The tables reflect that no charge is currently made to the Account for Federal income taxes. However, John Hancock reserves the right to make such a charge in the future and any charge would require higher rates of investment return in order to produce the same Policy values. All of the tables do, however, reflect the imposition of a Federal DAC Tax charge in the amount of 1.25% of all premiums paid and a premium tax charge in the amount of 2.35% of all premiums paid.

  The tables assume that the Guaranteed Minimum Death Benefit has not been elected beyond the tenth Policy year and that no optional rider benefits have been elected.

  The second column of each table shows the amount to which the total premiums paid to the end of a Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

  John Hancock will furnish upon request a comparable illustration reflecting the proposed insureds' ages, sexes, underwriting risk classifications and the Sum Insured at issue and Planned Premium amount requested, and assuming annual Planned Premiums.

PLAN:  FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
       $1,000,000 SUM INSURED ($500,000 BASIC SUM INSURED; $500,000 ADDITIONAL SUM INSURED)
       MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
       FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
       OPTION A DEATH BENEFIT
       NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969*
       USING CURRENT CHARGES

                                    Death Benefit                  Surrender Value
                           -------------------------------- ------------------------------
                                Assuming hypothetical           Assuming hypothetical
End of   Planned Premiums       gross annual return of          gross annual return of
Policy    accumulated at   -------------------------------- ------------------------------
 Year   5% annual interest     0%         6%        12%        0%        6%        12%
------  ------------------ ---------- ---------- ---------- -------- ---------- ----------
   1        $   16,768     $1,000,000 $1,000,000 $1,000,000 $ 11,203 $   11,907 $   12,611
   2            34,374      1,000,000  1,000,000  1,000,000   23,353     25,524     27,780
   3            52,861      1,000,000  1,000,000  1,000,000   35,243     39,663     44,434
   4            72,271      1,000,000  1,000,000  1,000,000   47,092     54,571     62,961
   5            92,653      1,000,000  1,000,000  1,000,000   58,643     70,017     83,284
   6           114,053      1,000,000  1,000,000  1,000,000   70,936     87,108    106,719
   7           136,524      1,000,000  1,000,000  1,000,000   83,038    104,955    132,586
   8           160,118      1,000,000  1,000,000  1,000,000   94,944    123,585    161,133
   9           184,891      1,000,000  1,000,000  1,000,000  106,653    143,029    192,638
  10           210,904      1,000,000  1,000,000  1,000,000  118,155    163,313    227,402
  11           238,217      1,000,000  1,000,000  1,000,000  130,203    185,267    266,596
  12           266,895      1,000,000  1,000,000  1,000,000  141,985    208,126    309,812
  13           297,008      1,000,000  1,000,000  1,000,000  153,478    231,909    357,463
  14           328,626      1,000,000  1,000,000  1,000,000  164,660    256,640    410,007
  15           361,825      1,000,000  1,000,000  1,000,000  175,507    282,343    467,959
  16           396,684      1,000,000  1,000,000  1,022,073  185,992    309,045    531,868
  17           433,286      1,000,000  1,000,000  1,119,984  196,051    336,742    602,186
  18           471,718      1,000,000  1,000,000  1,224,021  205,636    365,451    679,496
  19           512,072      1,000,000  1,000,000  1,334,822  214,694    395,195    764,452
  20           554,444      1,000,000  1,000,000  1,453,035  223,170    426,000    857,761
  25           800,279      1,000,000  1,000,000  2,187,597  255,955    599,754  1,481,394
  30         1,114,034      1,000,000  1,067,600  3,248,683  253,187    806,257  2,453,421
  35         1,514,473      1,000,000  1,266,470  4,787,842  166,578  1,037,862  3,923,596

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 SUM INSURED ($500,000 BASIC SUM INSURED; $500,000 ADDITIONAL SUM INSURED)
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969*
      USING CURRENT CHARGES

                                         Death Benefit                 Surrender Value
                                -------------------------------- ----------------------------
                                     Assuming Hypothetical          Assuming Hypothetical
              Planned Premiums       Gross Annual Return of         Gross Annual Return of
   End of      Accumulated at   -------------------------------- ----------------------------
 Policy Year 5% Annual Interest     0%         6%        12%        0%       6%       12%
 ----------- ------------------ ---------- ---------- ---------- -------- -------- ----------
      1          $   16,768     $1,011,202 $1,011,906 $1,012,611 $ 11,202 $ 11,906 $   12,611
      2              34,374      1,023,350  1,025,521  1,027,776   23,350   25,521     27,776
      3              52,861      1,035,233  1,039,651  1,044,420   35,233   39,651     44,420
      4              72,271      1,047,067  1,054,541  1,062,926   47,067   54,541     62,926
      5              92,653      1,058,590  1,069,953  1,083,206   58,590   69,953     83,206
      6             114,053      1,070,838  1,086,985  1,106,565   70,838   86,985    106,565
      7             136,524      1,082,887  1,104,757  1,132,328   82,887  104,757    132,328
      8             160,118      1,094,729  1,123,291  1,160,735   94,729  123,291    160,735
      9             184,891      1,106,361  1,142,616  1,192,055  106,361  142,616    192,055
     10             210,904      1,117,773  1,162,751  1,226,577  117,773  162,751    226,577
     11             238,217      1,129,721  1,184,530  1,265,470  129,721  184,530    265,470
     12             266,895      1,141,377  1,207,161  1,308,280  141,377  207,161    308,280
     13             297,008      1,152,711  1,230,647  1,355,381  152,711  230,647    355,381
     14             328,626      1,163,691  1,254,992  1,407,181  163,691  254,992    407,181
     15             361,825      1,174,284  1,280,190  1,464,127  174,284  280,190    464,127
     16             396,684      1,184,451  1,306,238  1,526,708  184,451  306,238    526,708
     17             433,286      1,194,104  1,333,075  1,595,411  194,104  333,075    595,411
     18             471,718      1,203,174  1,360,658  1,670,793  203,174  360,658    670,793
     19             512,072      1,211,585  1,388,935  1,753,458  211,585  388,935    753,458
     20             554,444      1,219,253  1,417,839  1,844,066  219,253  417,839    844,066
     25             800,279      1,244,138  1,570,130  2,445,763  244,138  570,130  1,445,763
     30           1,114,034      1,221,273  1,707,440  3,373,355  221,273  707,440  2,373,355
     35           1,514,473      1,096,621  1,760,561  4,760,870   96,621  760,561  3,760,870

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 SUM INSURED ($500,000 BASIC SUM INSURED; $500,000 ADDITIONAL SUM INSURED)
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969*
      USING MAXIMUM CHARGES

                                         Death Benefit                 Surrender Value
                                -------------------------------- ----------------------------
                                     Assuming hypothetical          Assuming hypothetical
              Planned Premiums       gross annual return of         gross annual return of
   End of      accumulated at   -------------------------------- ----------------------------
 Policy Year 5% annual interest     0%         6%        12%        0%       6%       12%
 ----------- ------------------ ---------- ---------- ---------- -------- -------- ----------
      1          $   16,768     $1,000,000 $1,000,000 $1,000,000 $ 10,903 $ 11,596 $   12,290
      2              34,374      1,000,000  1,000,000  1,000,000   22,725   24,852     27,063
      3              52,861      1,000,000  1,000,000  1,000,000   34,258   38,575     43,235
      4              72,271      1,000,000  1,000,000  1,000,000   45,724   53,008     61,181
      5              92,653      1,000,000  1,000,000  1,000,000   56,866   67,916     80,806
      6             114,053      1,000,000  1,000,000  1,000,000   68,715   84,391    103,400
      7             136,524      1,000,000  1,000,000  1,000,000   80,179  101,376    128,097
      8             160,118      1,000,000  1,000,000  1,000,000   91,229  118,861    155,085
      9             184,891      1,000,000  1,000,000  1,000,000  101,840  136,837    184,574
     10             210,904      1,000,000  1,000,000  1,000,000  111,973  155,287    216,790
     11             238,217      1,000,000  1,000,000  1,000,000  122,094  174,729    252,558
     12             266,895      1,000,000  1,000,000  1,000,000  131,630  194,614    291,640
     13             297,008      1,000,000  1,000,000  1,000,000  140,512  214,899    334,351
     14             328,626      1,000,000  1,000,000  1,000,000  148,648  235,524    381,034
     15             361,825      1,000,000  1,000,000  1,000,000  155,931  256,418    432,090
     16             396,684      1,000,000  1,000,000  1,000,000  162,246  277,509    487,984
     17             433,286      1,000,000  1,000,000  1,021,279  167,407  298,668    549,115
     18             471,718      1,000,000  1,000,000  1,108,836  171,366  319,891    615,553
     19             512,072      1,000,000  1,000,000  1,200,586  173,916  341,055    687,575
     20             554,444      1,000,000  1,000,000  1,296,815  174,865  362,061    765,541
     25             800,279      1,000,000  1,000,000  1,856,817  145,196  460,027  1,257,397
     30           1,114,034      1,000,000  1,000,000  2,580,512    2,866  524,074  1,948,816
     35           1,514,473         **      1,000,000  3,524,500    **     500,284  2,888,298

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 SUM INSURED ($500,000 BASIC SUM INSURED; $500,000 ADDITIONAL SUM INSURED)
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969*
      USING MAXIMUM CHARGES

                                    Death Benefit                 Surrender Value
                           -------------------------------- ----------------------------
                                Assuming hypothetical          Assuming hypothetical
End of   Planned Premiums       gross annual return of         gross annual return of
Policy    accumulated at   -------------------------------- ----------------------------
 Year   5% annual interest     0%         6%        12%        0%       6%       12%
------  ------------------ ---------- ---------- ---------- -------- -------- ----------
   1        $   16,768     $1,010,902 $1,011,596 $1,012,290 $ 10,902 $ 11,596 $   12,290
   2            34,374      1,022,722  1,024,849  1,027,060   22,722   24,849     27,060
   3            52,861      1,034,248  1,038,563  1,043,222   34,248   38,563     43,222
   4            72,271      1,045,700  1,052,979  1,061,147   45,700   52,979     61,147
   5            92,653      1,056,814  1,067,853  1,080,730   56,814   67,853     80,730
   6           114,053      1,068,620  1,084,271  1,103,249   68,620   84,271    103,249
   7           136,524      1,080,016  1,101,164  1,127,821   80,016  101,164    127,821
   8           160,118      1,090,967  1,118,507  1,154,608   90,967  118,507    154,608
   9           184,891      1,101,437  1,136,273  1,183,787  101,437  136,273    183,787
  10           210,904      1,111,377  1,154,423  1,215,539  111,377  154,423    215,539
  11           238,217      1,121,237  1,173,443  1,250,622  121,237  173,443    250,622
  12           266,895      1,130,429  1,192,744  1,288,717  130,429  192,744    288,717
  13           297,008      1,138,860  1,212,232  1,330,018  138,860  212,232    330,018
  14           328,626      1,146,412  1,231,781  1,374,709  146,412  231,781    374,709
  15           361,825      1,152,948  1,251,235  1,422,972  152,948  251,235    422,972
  16           396,684      1,158,319  1,270,419  1,474,990  158,319  270,419    474,990
  17           433,286      1,162,294  1,289,063  1,530,876  162,294  289,063    530,876
  18           471,718      1,164,805  1,307,050  1,590,924  164,805  307,050    590,924
  19           512,072      1,165,603  1,324,069  1,655,264  165,603  324,069    655,264
  20           554,444      1,164,460  1,339,815  1,724,055  164,460  339,815    724,055
  25           800,279      1,118,536  1,384,203  2,137,794  118,536  384,203  1,137,794
  30         1,114,034         **      1,305,771  2,655,328    **     305,771  1,655,328
  35         1,514,473         **         **      3,228,879    **       **     2,228,879

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                      LOGO









        Policies Issued by John Hancock Mutual Life Insurance Company
               John Hancock Place, Boston, Massachusetts 02117



S8143NY-M 5/97

                                    PART II

                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                       REPRESENTATION OF REASONABLENESS

      John Hancock Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

      Pursuant to Article 9 of John Hancock's Bylaws and Section 67 of the Massachusetts Business Corporation Law, John Hancock indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of John Hancock.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      Cross-Reference Table.

      The prospectus consisting of 80 pages.

      The undertaking to file reports.

      The undertaking regarding indemnification.

      The signatures.

      The following exhibits:

1.A.  (1)   John Hancock Board Resolution establishing the separate account included in Post-Effective Amendment No. 2 to this Form S-6
            Registration Statement, filed April 1995.

      (2)   Not Applicable.

      (3) (a) Form of Distribution Agreement by and among John Hancock Distributors, Inc., John Hancock Mutual Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for John Hancock Variable Life Account
                S (File No. 333-15075) filed April 18, 1997.

            (b) Specimen Variable Contracts Selling Agreement between John
                Hancock Distributors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

            (c) Schedule of sales commissions included in the text under the heading "Distribution of Policies" in the prospectus filed as part of this Post-Effective Amendment.

      (4)   Not Applicable.

      (5) (a) Form of survivorship variable life insurance policy, included in Pre-Effective Amendment No. 1 to this Form S-6 Registration Statement, filed on October 29, 1993.

            (b) Form of rider option to split policy, included in the initial
                Form S-6 Registration Statement of this Account, filed June 11, 1993.

      (6) Charter and By-Laws of John Hancock Mutual Life Insurance Company, previously filed electronically on April 12, 1996.

      (7)   Not Applicable.

      (8)   Not Applicable.

      (9)   Not Applicable.

     (10) Form of application for Policy included in Pre-Effective Amendment No. 1 to this Form S-6 registration statement, filed October 29, 1993.

2.   Included as exhibit 1.A(5) above

3. Opinion and consent of counsel as to securities being registered included in Pre-Effective Amendment No. 1 to this Form S-6 registration statement, filed October 29, 1993.

4.   Not Applicable

5.   Not Applicable

6. Opinion and consent of actuary, previously filed electronically on April 23, 1997.

7.   Consent of independent auditors.

8. Memorandum describing John Hancock's issuance, transfer and redemption procedures for the policy pursuant to Rule 6e-3(T)(b)(12)(iii), included in Pre-Effective Amendment No. 1 to this Form S-6 registration statement filed on October 29, 1993.

9. Power of attorney for Robert J. Tarr, Jr., previously filed electronically on April 23, 1997. Powers of attorney for Bodman, Gifford, Boyan, Morton, Magee, Connors, Brown, Phillips, Booth, Vappi, Bromery, Staley, D'Alessandro, Fast, Aborn, Bok, Feldstein, Fish, Syron and Hawley, previously filed electronically on April 12, 1996.

10. Representations, Description and Undertaking pursuant to Rule 6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940, included in the initial Form S-6 Registration Statement of this Account, filed June 11, 1993.

11. Opinion of counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).

------------------------------------------

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Mutual Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 12th day of May, 1997.

                        JOHN HANCOCK MUTUAL LIFE
                        INSURANCE COMPANY

(SEAL)

                    By              STEPHEN L. BROWN
                                    ----------------
                                     Stephen L. Brown
                                      Chairman



Attest:  /s/ RONALD J. BOCAGE
         ------------------------
         Ronald J. Bocage
         Vice President and
         Counsel

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Mutual Life Insurance Company and on the dates indicated.


  SIGNATURE                        TITLE                  DATE
  ---------                        -----                  ----



                       Executive Vice President
                       and Chief Financial Officer
                       (Principal Financial Officer)
THOMAS E. MOLONEY
-----------------
Thomas E. Moloney                                     May 12, 1997


                       Vice President/Controller
JANET A. PENDLETON     (Principal
------------------     Accounting Officer)            May 12, 1997
Janet A. Pendleton



                       Chairman of the Board and
                       Chief Executive Officer
STEPHEN L. BROWN       (Principal Executive Officer)
----------------
Stephen L. Brown
for himself and as
Attorney-in-Fact                                      May 22, 1997




FOR: Foster L. Aborn         Vice Chairman of the Board
     William L. Boyan        President, Chief Operating Officer & Director
     David F. D'Alessandro   Senior Executive Vice President & Director

     Nelson S. Gifford        Director    E. James Morton           Director
     John F. Magee            Director    Thomas L. Phillips        Director
     John M. Connors          Director    Joan T. Bok               Director
     Robert J. Tarr, Jr.      Director    Robert E. Fast            Director
     C. Vincent Vappi         Director    Samuel W. Bodman          Director
     Randolph W. Bromery      Director    Lawrence K. Fish          Director
     I. MacAllister Booth     Director    Kathleen F. Feldstein     Director
     Michael C. Hawley        Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Mutual Variable Life Insurance Account UV, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 12th day of May, 1997.



             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV
                                  (Registrant)

                 By John Hancock Mutual Life Insurance Company
                                  (Depositor)



(SEAL)



                                 By    STEPHEN L. BROWN
                                       ----------------
                                       Stephen L. Brown
                                        Chairman



Attest:    RONALD J. BOCAGE
           ----------------------
           Ronald J. Bocage
            Vice President and
            Counsel